Exhibit 10.14

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

among

U.S. BANK NATIONAL ASSOCIATION,

as the Disbursement Agent,

U.S. BANK NATIONAL ASSOCIATION,

as the Trustee,

and

DIAMOND JO WORTH, LLC

and

DIAMOND JO WORTH CORP.,

together, as the Issuers

Dated as of July 19, 2005

TABLE OF CONTENTS

1.	Definitions
	1.1	Defined Terms
	1.2	Additional Defined Terms
	1.3	Rules of Interpretation

2.	Establishment of Accounts
	2.1	Appointment of Disbursement Agent
	2.2	Establishment of Accounts
	2.3	Pledge Agreement
	2.4	Investment of Funds in Accounts
	2.5	Agency
	2.6	Waiver of Set-off Rights

3.	Disbursements from Accounts
	3.1	Conditions to Disbursement
	3.2	Method of Disbursement
	3.3	Disbursement Agent’s Compensation
	3.4	Transfer of Funds to the Trustee

4.	Agreements of the Issuers, the Disbursement Agent and the Trustee
	4.1	Disbursement Requests and Disbursements
	4.2	Insufficient Available Funds

5.	Interest Reserve
	5.1	Interest Disbursements
	5.2	Interest Reserve Account Amounts

6.	Certain Covenants
	6.1	Notice of Opening
	6.2	Issuers’ Officer’s Certificates
	6.3	Officer’s Certificate as Representation and Warranty

7.	Construction Disbursement Account
	7.1	Conditions to Initial Disbursements
	7.2	Conditions to Subsequent Disbursements
	7.3	Advance Disbursements
	7.4	Disbursements after an Event of Default
	7.5	Final Disbursement of Funds Following Opening
	7.6	First Disbursement Request

8.	Amendments to Construction Disbursement Budget; Amendments to Contracts; Amendments to Facility Cost Schedule and Cost Overruns
	8.1	Construction Disbursement Budget Amendment Process
	8.2	Contract Amendment Process

i

	8.3	Contracts Entered into after the Issue Date
	8.4	Facility Cost Schedule and Cost Overruns

9.	Events of Default
	9.1	Indenture
	9.2	Exception to Prior Disbursement
	9.3	Insufficient Funds
	9.4	Performance of Certain Obligations
	9.5	Failure to Deliver Collateral Agreements
	9.6	Abandonment of Facility
	9.7	Termination or Invalidity of Construction Documents

10.	Disbursed Funds Account
	10.1	Rights of the Issuers to Disbursed Funds Account
	10.2	Right to Substitute Disbursed Funds Account

11.	Indemnity
	11.1	Limitation of Liability
	11.2	Reliance on Certificates

12.	Indemnity

13.	Termination

14.	Substitution or Resignation
	14.1	Disbursement Agent

15.	Account Statement

16.	Notice

17.	Miscellaneous
	17.1	Waiver
	17.2	Invalidity
	17.3	No Authority
	17.4	Assignment
	17.5	Benefit
	17.6	Time
	17.7	Governing Law; Waiver of Jury Trial
	17.8	Entire Agreement; Amendments
	17.9	Notices
	17.10	Counterparts
	17.11	Captions
	17.12	Right to Consult Counsel
	17.13	Disputes

ii

EXHIBITS

Exhibit A	Form of Initial Disbursements Certificate
Exhibit B-1	Form of Issuers’ Closing Certificate
Attachment A to Exhibit B-1	Form of Issuers’ Officer’s Certificate to Issuers’ Closing Certificate
Exhibit B-2	Form of Disbursement Agent’s Closing Certification
Exhibit B-3	Form of Trustee’s Closing Certification
Exhibit C	Form of Interest Disbursement Request
Exhibit D-1	Form of Construction Disbursement Request and Certificate
Attachment A to Exhibit D-1	Form of Issuers’ Officer’s Certificate to Construction Disbursement Request and Certificate
Exhibit D-2	Form of Advance Disbursement Request and Certificate
Attachment A to Exhibit D-2	Form of Issuers’ Officer’s Certificate to Advance Disbursement Request and Certificate
Exhibit D-3	Form of First Disbursement Officer’s Certificate
Exhibit E	Form of Construction Disbursement Budget Amendment Certificate
Exhibit F-1	Form of Contract Amendment Certificate
Exhibit F-2	Form of Additional Contract Certificate
Exhibit G	Form of Consent to Collateral Assignment of Contract
Exhibit H	Form of Pro Forma Title Policy
Exhibit I	Property Legal Description

iii

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

THIS CASH COLLATERAL AND DISBURSEMENT AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of July 19, 2005, by and among U.S. Bank National Association, having an office at 60 Livingston Avenue, St. Paul, Minnesota 55107, as trustee (together with its successors and assigns, the “Trustee”) under the Indenture (as defined below), U.S. Bank National Association, as disbursement agent (together with its successors and assigns, the “Disbursement Agent”), Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and, together with the Company, the “Issuers”).

R E C I T A L S

A.            Notes.  The Issuers have issued Forty Million Dollars ($40,000,000) in aggregate principal amount of their 11% Senior Secured Notes due 2012 (the “Original Notes” and, together with any additional Notes issued under the Indenture and any new notes issued in exchange for the Original Notes or such additional Notes, the “Notes”) concurrently herewith.  The Notes have been issued pursuant to the provisions of an Indenture (as amended, supplemented or otherwise modified from time to time, the “Indenture”) dated the date hereof, among the Issuers and the Trustee, on behalf of itself and the holders of the Notes.  Net proceeds from the issuance of Notes will be disbursed as follows:  (a) Thirty Four Million Two Hundred Thousand Dollars ($34,200,000.00) (the “Construction Proceeds”) will be deposited contemporaneously with the execution of this Agreement into Account No. 790235001 held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is referred to herein as the “Construction Disbursement Account”), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement; and (b) Three Million Three Hundred Thousand Dollars ($3,300,000) (the “Interest Reserve Proceeds,” which, together with the Construction Proceeds shall be referred to herein as the “Proceeds”), will be deposited contemporaneously with the execution of this Agreement into Account No. 790235002, held at the Disbursement Agent (said account, or any substitute account selected in accordance with the terms of this Agreement, is referred to herein as the “Interest Reserve Account”), to be maintained by the Disbursement Agent pursuant to Section 2 of this Agreement.

B.            Collateral and Collateral Assignment.  As security for their obligations under the Notes and the Indenture, the Issuers have granted security interests to the Trustee, on behalf of itself and the holders of Notes, in certain assets and have collaterally assigned certain contracts to the Trustee.  As further security for their obligations under the Notes and the Indenture, the Issuers also have granted pursuant to the Pledge Agreement a security interest to the Trustee, on behalf of itself and the holders of the Notes, in all of the Issuers’ right, title and interest in the Construction Disbursement Account, the Interest Reserve Account and the Disbursed Funds Account (as defined herein) and any Proceeds or other amounts held in any such accounts.

C.            Purpose.  The parties intend that portions of the Proceeds and the other amounts deposited from time to time in the Construction Disbursement Account be used for the design, development, construction, equipping and operation of the Facility (as defined herein), all in accordance with this Agreement and the Indenture.  The parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed in order to permit the Company to design, develop, construct, equip and operate the Facility and to pay certain Debt Financing Costs when due and payable under the Notes.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.

1.1           Defined Terms.  In this Agreement (including the preamble and Recitals), the terms defined in this Section 1 shall have the meanings herein specified, such definitions to be equally applicable to both the singular and plural forms of any of the terms defined:

“Accounts” means the Interest Reserve Account and the Construction Disbursement Account.

“Additional Contract Certificate” means the Officer’s Certificate of the Issuers in the form of Exhibit F-2 attached hereto.

“Additional Revenue” means revenue (including, without limitation, investment income (loss), less any losses or costs associated therewith, earned on amounts in the Construction Disbursement Account) generated by the Issuers (other than from disposition of its assets), but only to the extent that such revenue is held by the Issuers, free and clear of any claims of any other parties whatsoever, other than claims of the Trustee and holders of the Notes; provided, however, that as of any date of measurement, Additional Revenue also shall include investment income (loss), less any losses or costs associated therewith, which the Issuers reasonably determine (with the reasonable concurrence of the Disbursement Agent) will be earned on funds in the Construction Disbursement Account through the reasonably anticipated date of Opening, taking into account the current and future reasonably anticipated rates of return on Cash Equivalents in the Construction Disbursement Account and the reasonably anticipated times and amounts of draws therefrom for the payment of Construction Expenses or in connection with permitted amendments to the Construction Disbursement Budget (as applicable).

“Advance Disbursements” means a disbursement from the Construction Disbursement Account to the Issuers pursuant to Section 7.3 and in accordance with the Construction Disbursement Budget, notwithstanding the fact that not all certifications and lien releases have been obtained and other disbursement conditions have not been satisfied; provided, however, that the aggregate amount of Advance Disbursements outstanding at any time shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000).

“Advance Disbursement Certificate” means an Officer’s Certificate from the Issuers in the form of Exhibit D-2 attached hereto.

“Advance Disbursement Officer’s Certificate” has the meaning set forth in Section 6.2.3.

“Affiliate” has the meaning given in the Indenture.

“Agreed Permits” has the meaning given in Attachment A to Exhibit B-1 attached hereto.

“Applicable Permits” means the national, state and local license authorizations, certifications, filings, recordings, permits or other approvals with or of any Governmental Instrumentality, including, without limitation, environmental, construction, operating or occupancy permits and any agreements, consents or approvals that are required for the design, construction, operation or maintenance of the Facility in accordance with the Operative Documents.  Without limiting the foregoing, Applicable Permits also include Construction Period permits for temporary construction utilities and temporary sanitary facilities, dump permits, road use permits, permits related to the use, storage and disposal of hazardous materials introduced to the Property for or in connection with the performance of the design, construction, operation or maintenance of the Facility, and permits issued pursuant to any building, mechanical, electrical, plumbing or similar codes.

“Architect” means Kittrell Garlock and Associates, AIA, Ltd., d/b/a KGA Architecture, and its successors identified by notice from the Company to the Disbursement Agent.

“Architect Agreement” means the Standard Form of Agreement Between Owner and Architect (AIA Document B141-1997 edition) for the Facility, executed by the Architect and the Company, dated March 1, 2005 (as amended, modified or supplemented from time to time in accordance with this Agreement).

“Available Funds” means, at any given time, the sum of (a) the balance of the Construction Disbursement Account (taking into account any additional amounts deposited by the Issuers in the Construction Disbursement Account pursuant to clause (ii) of Section 7.6), (b) so long as there is no Default or Event of Default, Additional Revenue expected to be earned from and after such time, (c) the net proceeds of any FF&E Financing that the Issuers have incurred or reasonably expect to incur as permitted under the Indenture, less all amounts previously drawn upon from such FF&E Financing, and (d) the net proceeds available for loan under any Senior Credit Facility that the Issuers enter into or reasonably expect to enter into as permitted under the Indenture, less all amounts previously drawn upon from such Senior Credit Facility.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York, are authorized or obligated by law or executive order to close.

“Cash Equivalents” has the meaning given in the Indenture.

“Collateral” has the meaning given in the Indenture.

“Construction Contract” means the Standard Form of Agreement Between Owner and Contractor (AIA Document A111-1997 edition) and General Conditions of the Contract for Construction (AIA Document A201-1997 edition) for the construction of the Facility, executed by the General Contractor and the Company, dated June 6, 2005 (as amended, modified or supplemented from time to time in accordance with this Agreement).

“Construction Disbursement Budget” means the Initial Construction Disbursement Budget, as the same may be amended, modified or supplemented from time to time in accordance with this Agreement.

“Construction Disbursement Budget Amendment Certificate” means an Officer’s Certificate from the Issuers in the form of Exhibit E attached hereto.

“Construction Disbursement Certificate” means an Officer’s Certificate from the Issuers in the form of Exhibit D-1 attached hereto.

“Construction Disbursement Officer’s Certificate” has the meaning set forth in Section 6.2.2.

“Construction Documents” means the Construction Contract, the Architect Agreement, and any other Contract entered into by the Company on, prior to or after the Issue Date with respect to construction of all or any portion of the Facility (other than the Financing Agreements and the documents evidencing or securing the FF&E Financing or a Senior Credit Facility), as the same may be amended, modified or supplemented from time to time as permitted thereunder and in accordance with this Agreement.

“Construction Expenses” means expenses incurred in connection with the design, development, engineering, construction, installation or equipping of the Facility in accordance with the Construction Disbursement Budget, excluding, however (a) any such expenses paid on or prior to the Issue Date, (b) any Debt Financing Costs and (c) any Issue Fees and Expenses.

“Construction Period” means the period from the Issue Date to and including the date of the Opening.

 “Contract” means a contract to which the Company is a party pertaining to the design, development, engineering, installation or construction of all or any portion of the Facility, including, without limitation, any contract, license and performance and payment bond or guarantee, if any; provided, however, such term shall not include any of the Subcontracts, the Subcontractors, the Financing Agreements or any of the documents evidencing or securing the FF&E Financing or any Senior Credit Facility.

“Contract Amendment Certificate” is an Officer’s Certificate from the Issuers in the form of Exhibit F-1 attached hereto.

“Contractor” means a party to a Contract other than the Company.

“Control Account Agreement” means one or more Deposit Account Control Agreements dated as of even date herewith by and among the Trustee, the Issuers, and the institution at which the Disbursed Funds Account is held.

“Debt Financing Costs” means all principal, interest, premium fees and other amounts payable or accrued from time to time under the Notes.

“Default” means any event, omission or failure of a condition that is, or with the passage of time or the giving of notice or both could be, an Event of Default.

“Disbursed Funds Account” means Account No. 2013837 and Account No. 201162, each held at American Trust (ABA Number 073900522), in the name of the Company, or any substitute account selected by the Issuers in accordance with this Agreement, which account shall be funded from disbursements from the Construction Disbursement Account pursuant to this Agreement and shall be pledged as collateral to the Trustee pursuant to the Control Account Agreement, for the benefit of itself and the holders of the Notes, and, with respect to at least one such account, from which the Company shall have general check writing authority.

“Disbursement” means any disbursement of funds pursuant to a Disbursement Request.

“Disbursement Agent’s Closing Certificate” is an Officer’s Certificate from the Disbursement Agent in the form of Exhibit B-2 attached hereto.

“Disbursement Request” means any Initial Disbursement Request, Construction Disbursement Request, Interest Disbursement Request, Advance Disbursement Request and any other request for disbursement from the Accounts made pursuant to this Agreement.

“Facility” means the design, development, construction, equipping and commencement of operations of the improvements described in the Construction Documents and in accordance therewith.

“Facility Cost Schedule” means an itemized schedule in the form of Schedule 1 to the Construction Disbursement Officer’s Certificate, a form of which is attached hereto as Schedule 1 to Attachment A to Exhibit D-1.

 “FF&E Financing” has the meaning given in the Indenture.

“Final Plans” means Plans which (a) have received all required approvals from all Governmental Instrumentalities required to approve such Plans prior to commencement of that portion of the Facility reflected in such Plans; (b) contain sufficient specificity to permit the completion of the work or improvement reflected in such Plans and collectively contain sufficient specificity to permit completion of the Facility; (c) are consistent with constructing the Facility to include the Minimum Facilities; (d) have been signed by an architect licensed to practice architecture in the State of Iowa; and (e) have been delivered to the Disbursement Agent.

“Financing Agreements” means, collectively, this Agreement, the Indenture, the Security Documents, the Notes and any other loan or security agreement entered into on, prior to or after the Issue Date with or for the benefit of the Trustee to finance all or any portion of the Facility, as each of the same may be amended, modified or supplemented from time to time as permitted thereunder and in accordance with the terms and conditions of this Agreement.

“First Disbursement Request” means the first Disbursement Request (other than an Interest Disbursement Request) made pursuant to this Agreement.

“First Disbursement Officer’s Certificate” has the meaning set forth in Section 6.2.4.

“Gaming Laws” has the meaning given in the Indenture.

“Gaming Licenses” has the meaning given in the Indenture.

“General Contractor” means Henkel Construction.

“Governmental Instrumentality” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including any Gaming Authority, any zoning authority, the FDIC, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

“Hard Costs” means the costs and expenses in respect of supplying goods, materials and labor for the construction of improvements relating to the Facility or other amounts payable pursuant to the Construction Documents.

“Initial Construction Disbursement Budget” means the itemized schedule, in the form attached as Exhibit 1 to the First Disbursement Officer’s Certificate, setting forth on a line item-basis all of the costs which the Company anticipates to expend from and after the Issue Date in connection with the design, development, engineering, construction, installation, equipping and commencement of operations of the Facility, including all Construction Expenses but excluding all Debt Financing Costs, which costs in the aggregate shall not exceed the Available Funds.

“Initial Disbursements Certificate” means an Officer’s Certificate from the Issuers in the form attached hereto as Exhibit A.

“Interest Disbursement Certificate” means an Officer’s Certificate from the Issuers in the form attached hereto as Exhibit C.

“Interest Payment Date” has the meaning given in the Notes.

“Issue Fees and Expenses” means fees and expenses incurred on or before the Issue Date by the Issuers or for which the Issuers are liable in connection with the offering of the Notes.

“Issue Date” has the meaning given in the Indenture.

“Issuers’ Closing Certificate” means an Officer’s Certificate from the Issuers in the form of Exhibit B-1 attached hereto.

“Issuer’s Closing Officer’s Certificate” has the meaning set forth in Section 6.2.1.

“Lien” has the meaning given in the Indenture.

“Manager” means Peninsula Gaming, LLC and its permitted successors and assigns identified by notice from the Issuers to the Disbursement Agent.

 “Material Construction Document” means any of the Construction Contract, the Architect Agreement, and without duplication, any other Contract with a total contract amount in excess of $100,000.

“Minimum Facilities” means a casino offering not less than 500 slot machines.

 “Officer’s Certificate” means a certificate signed by one of the following officers of the Person on whose behalf or for whose benefit the certificate is being executed or delivered:  the Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Executive Vice President, Vice President, Treasurer or Assistant Treasurer.

“Opening” means the time when the Facility shall have been opened to the general public, is receiving customers in the ordinary course of business and has received, and has in full force and effect, all material Permits required for operation.

“Operative Documents” means the Financing Agreements and the Construction Documents.

“Permits” has the meaning given in the Indenture.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

“Plans” means the plans, specifications, working drawings, design documents and any change orders relating thereto, which may be amended by the Company as necessary or appropriate, that collectively:  (a) provide for and detail the manner of construction of improvements for the Facility; (b) call for construction which will permit the Opening to occur; (c) call for construction which will cause the Facility to be completed for a total cost consistent with the Construction Disbursement Budget and the line items set forth therein, taking into consideration the availability of Available Funds, including Realized Savings; (d) are consistent with constructing the Facility to include the Minimum Facilities; (e) have been signed by an architect who is licensed to practice architecture in the State of Iowa; and (f) to the extent such Plans are amended, such Plans are consistent with previous Plans and are reasonably inferable therefrom, as the same may be amended or supplemented from time to time.

“Pledge Agreement” means each of the Security Agreement and/or Control Account Agreement among any of the Disbursement Agent, the Trustee and the Issuers relating to the Trustee’s security interest in the Accounts and the Disbursed Funds Account and the proceeds thereof.

“Property” means the real property located in Worth County, Iowa, on which the Issuers will construct the Facility, as more particularly described in Exhibit I hereto.

“Property Documents” means each easement or material agreement affecting the Property or the Company’s use thereof.

“Realized Savings” means the excess of the amount budgeted in the Construction Disbursement Budget for a line item over the amount of funds expended or owed by the Company to complete the tasks set forth in such line item and for the materials and services used to complete such tasks, so long as the terms for such tasks are final and unconditional (other than the satisfactory completion of such tasks), including without limitation the execution of fixed price purchase orders to acquire the materials that are the subject of such line item (as applicable); provided, however, that Realized Savings for any line item shall be deemed to be zero (i) if such savings are obtained in a manner that materially detracts from the overall value, quality and amenities of the Facility and (ii) unless and until the Issuers have delivered a fully executed Construction Disbursement Budget Amendment Certificate (together with all exhibits thereto) which includes such Realized Savings.

“Remaining Costs” means, at any given time, the amount of Construction Expenses (including Retainage Amounts) set forth in the Construction Disbursement Budget that remain unpaid at such time (including amounts that have not yet accrued at such time).

“Reserved Construction Amount” means the amount (exclusive of any Retainage Amounts) necessary as of the date of the Final CDA Disbursement to complete the Facility in accordance with the Final Plans and containing the Minimum Facilities, including punch list items.

“Retainage Amounts” means, at any given time, amounts which have accrued and are owing under the terms of a Contract for work or services to the Company already provided but which at such time (and in accordance with the terms of the Contract) are being withheld from payment to the respective Contractor until certain subsequent events (e.g., completion benchmarks or required release to a Subcontractor) have been achieved under the Contract.

“Security Agreement” means that certain Security Agreement dated as of even date herewith, made by the Issuers in favor of the Trustee, acting in the capacity of collateral agent for the benefit of itself and the holders of the Notes.

“Security Documents” has the meaning given in the Indenture.

“Senior Credit Facility” has the meaning given in the Indenture.

“Soft Costs” means all costs and expenses (other than Hard Costs) set forth in the Construction Disbursement Budget, including without limitation pre-opening costs.

“Subcontracts” has the meaning given in the Construction Contract.

“Subcontractors” means the Persons performing the obligations under the Subcontracts.

“Title Insurer” means Chicago Title Insurance Company.

“Title Policy” means the lender’s policy or policies of title insurance to be provided by the Title Insurer to the Trustee with respect to the Property, together with all endorsements thereto, in the form attached hereto as Exhibit H.

“Trustee’s Closing Certificate” is the Officer’s Certificate from the Trustee in the form of Exhibit B-3 attached hereto.

1.2           Additional Defined Terms.  In addition, the terms listed below in the left column below shall have the respective meanings assigned to such terms in the Section of this Agreement listed opposite such terms in the right column below.  All other capitalized terms not defined herein, but defined in the Indenture, shall have the meanings ascribed to them in the Indenture.

Defined Terms	Section

Advance Disbursement Request	4.1
Agreement	Introduction
Company	Introduction
Construction Disbursement Account	A of Recitals
Construction Disbursement Request	4.1
Construction Proceeds	A of Recitals
Disbursement Agent	Introduction
Event of Default	9
Final CDA Disbursement	7.5.1
GMP	7.6
GMP Change Order	7.6
Indenture	A of Recitals
Initial Disbursements	7.1
Initial Disbursement Request	4.1
Interest Disbursement Request	4.1
Interest Reserve Account	A of Recitals
Interest Reserve Proceeds	A of Recitals
Issuers	Introduction
Maximum GMP	7.6
Notes	A of Recitals
Original Notes	A of Recitals
Proceeds	A of Recitals
Trustee	Introduction

1.3           Rules of Interpretation.  The following rules of interpretation shall apply herein.

1.3.1        The singular includes the plural and the plural includes the singular.

1.3.2        The word “or” is not exclusive.

1.3.3        A reference to a Person includes its permitted successors and permitted assigns.

1.3.4        Accounting terms have the meanings assigned to them by U.S. GAAP (as defined in the Indenture), as applied by the accounting entity to which they refer.

1.3.5        The words “include,” “includes” and “including” are not limiting.

1.3.6        A reference in a document to an Article, Section, Exhibit, Schedule, Annex, Attachment or Appendix is to the Article, Section, Exhibit, Schedule, Annex, Attachment or Appendix of such document unless otherwise indicated.  Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document.

1.3.7        References to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

1.3.8        The words “hereof,” “herein” and “hereunder” and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

1.3.9        References to “days” shall mean calendar days, unless the term “Business Days” shall be used.

2.             Establishment of Accounts.

2.1           Appointment of Disbursement Agent.  The Trustee and the Issuers hereby appoint U.S. Bank National Association as the Disbursement Agent, and U.S. Bank National Association hereby accepts such appointment as the Disbursement Agent, in each case upon the terms and conditions set forth in this Agreement.  The Disbursement Agent agrees to act in good faith at all times.

2.2           Establishment of Accounts.  Concurrently with the execution and delivery hereof, the Disbursement Agent shall establish the Accounts at the Disbursement Agent and credit thereto, in accordance with the provisions of Recital A hereof, the Proceeds.  All funds in the Accounts and the Disbursed Funds Account shall be held in trust and not commingled with any deposit or commercial bank account.  All funds accepted by the Disbursement Agent pursuant to this Agreement shall be held in the appropriate Account or the Disbursed Funds Account for the benefit of the Issuers subject to the terms and conditions of this Agreement and the Pledge Agreement (including, without limitation, the rights of the Trustee hereunder and thereunder).  The Disbursement Agent may, upon the request of the Issuers, establish sub-accounts for accounting purposes within the Accounts and the Disbursed Funds Account, it being understood and agreed that the creation of such sub-accounts shall in no way affect the pledge in favor of the Trustee in the Accounts and the Disbursed Funds Account hereunder.

2.3           Pledge Agreement.  Pursuant to the Pledge Agreement, the Issuers have granted to the Trustee, for the benefit of the holders of the Notes, a first priority security interest in the Accounts and the Disbursed Funds Account and all funds and assets from time to time deposited therein, and all products and proceeds thereof.  The Disbursement Agent shall note in its records that all funds and other assets in the Accounts and the Disbursed Funds Account have been pledged to the Trustee and that the Disbursement Agent is holding such items as agent for the Trustee, as secured party.  The Disbursement Agent shall maintain dominion and control over the Accounts and the Disbursed Funds Account and the funds and assets therein solely for the benefit of the Trustee, as secured party, and for no other parties or Persons; provided, however, that the Issuers shall be able to obtain disbursements from the Accounts and the Disbursed Funds Account in accordance with the terms hereof and upon such disbursement to the Issuers, such pledge and security interest shall be extinguished and released with respect to the amount so disbursed.  Accordingly, it is the intention of the parties that all such funds and assets shall not be within the bankruptcy “estate” (or corresponding term used in the bankruptcy or insolvency laws governing the Disbursement Agent) of the Disbursement Agent.  All such funds and all earnings accruing from time to time thereon shall be held in the applicable Account or the Disbursed Funds Account until disbursed or transferred in accordance with the terms hereof.

2.4           Investment of Funds in Accounts.  All funds from time to time credited to and contained in each of the Construction Disbursement Account (other than those to be disbursed pursuant to the Initial Disbursement Request, which shall be so disbursed on the Issue Date) and the Interest Reserve Account shall be invested only in Cash Equivalents from time to time by written instructions by the Issuers delivered to the Disbursement Agent, pending disbursement of such funds pursuant to this Agreement; provided, however, that the Disbursement Agent shall have concluded that such investments conform with the requirements of the Indenture and each Pledge Agreement and that appropriate steps have been taken with respect to each such investment so as to assure the continuing perfection of the Trustee’s first priority security interest in such investment.  For purposes of determining the steps to be taken in order to achieve and maintain such perfection, the Disbursement Agent shall have the right to require the delivery of, and to rely upon, an opinion of counsel to the Issuers or the Disbursement Agent (the reasonable expense of which shall be paid by the Issuers) specifying (A) that the counsel is familiar with the legal requirements applicable to the perfection of security interests in said investments and (B) the steps required to perfect and maintain a first priority security interest in favor of the Trustee in such investments.  If no such investment instructions are received by the Disbursement Agent, after the occurrence and during a continuance of a Default or Event of Default, such funds shall be invested in Cash Equivalents selected by the Disbursement Agent in conformity with the requirements of the Indenture and the Pledge Agreement.  The Disbursement Agent shall not be liable for any investment, reinvestment or similar losses, fees, taxes or charges or for the availability or liquidity of funds in the Accounts as a result of any investments made or reduced to cash in accordance with this Agreement, and the Disbursement Agent is hereby authorized to direct the Securities Intermediary (as defined in the Pledge Agreement) in writing (i) to purchase Cash Equivalents in accordance herewith and (ii) to reduce to cash any Cash Equivalents (without regard to maturity) in any Account in order to make any application or disbursement required hereunder.

2.5           Agency.  The Disbursement Agent shall act solely as the Trustee’s agent in connection with its duties under this Agreement, notwithstanding any other provision contained herein, without any authority to obligate the Trustee outside of the scope of the authority set forth in this Agreement or to compromise or pledge its security interest hereunder; provided, however, that the Disbursement Agent is authorized to make disbursements from the Accounts on behalf of the Trustee pursuant to the terms of this Agreement.  The Issuers acknowledge and agree that in no event shall the Trustee or the holders of the Notes be liable for, nor shall the obligations of the Issuers under the Indenture, the Notes or the other Security Documents be affected or diminished as a consequence of, any action or inaction of the Disbursement Agent with respect to the Accounts or the Disbursed Funds Account or any funds or other assets credited thereto or deposited herein.

2.6           Waiver of Set-off Rights.  The Disbursement Agent hereby acknowledges the Trustee’s security interest as set forth in this Agreement and the Pledge Agreement and waives any and all security interests, claims, encumbrances, liens and rights of set off which it may have in the Accounts or the Disbursed Funds Account or any funds or other assets credited thereto or deposited therein (including any and all rights of offset, deduction and lien), whether statutory or otherwise afforded by law, agreement or otherwise) and further waives any right to set-off said funds, assets or investments now or in the future against any indebtedness of the Issuers to the Disbursement Agent.  The waivers set forth in this Section are of rights which may exist now or hereafter in favor of the Disbursement Agent in its individual capacity, and not of any such rights which may exist now or hereafter in favor of the Disbursement Agent in its capacity as agent for the Trustee.  Nothing in this Section shall be construed as waiving, limiting or diminishing any rights of the Trustee or the Issuers against the Disbursement Agent or one another.  Nothing in this Section shall constitute, or be deemed to constitute, a waiver or abridgement of the security interests, claims, encumbrances, liens and rights of set off held by the Trustee in the Accounts and the Disbursed Funds Account.

3.             Disbursements from Accounts.

3.1           Conditions to Disbursement.  The Disbursement Agent shall disburse funds from the Accounts only upon satisfaction of the applicable conditions to disbursement set forth herein.

3.2           Method of Disbursement.  Upon satisfaction (or a written waiver by the Trustee) of the applicable conditions to disbursement set forth herein, the Disbursement Agent shall disburse funds from the applicable Account as specified in the applicable Disbursement Request.

3.3           Disbursement Agent’s Compensation.    So long as the Trustee also serves as Disbursement Agent hereunder, the Disbursement Agent shall not, except as otherwise provided in Section 13, be entitled to any fee for its services hereunder.  If the Trustee is not also serving as Disbursement Agent hereunder, the Disbursement Agent shall be entitled to such reasonable fee payable by the Issuers as is set forth in the separate agency agreement with the Trustee.  The Disbursement Agent hereunder (whether or not serving as the Trustee) shall be entitled to reimbursement for its reasonable expenses (including, without limitation, the reasonable fees and expenses of the Disbursement Agent’s counsel after the occurrence and during the continuance of a Default or an Event of Default) as compensation for services performed under this Agreement.  The Disbursement Agent shall receive such payments without the requirement of obtaining any further consent or action on the part of the Issuers with respect to the payment; provided, however, that, without limiting the foregoing, the Disbursement Agent shall provide written itemization of requested reimbursement of such expenses within thirty (30) days of receiving a written request therefor from the Issuers.  Disbursements for each calendar month shall be made on the first day of the subsequent calendar month.  The provisions of this Section 3.3 shall survive the termination of this Agreement.

3.4           Transfer of Funds to the Trustee.  Upon the receipt of written notice executed by the Trustee, which states that (a) an Event of Default hereunder has occurred and is continuing and (b) the Trustee is entitled to the funds in the Accounts and the Disbursed Funds Account (a copy of which notice shall be sent by the Trustee to the Issuers concurrently therewith), the Disbursement Agent shall, without need for further authorization or notice to the Issuers, deliver to the Trustee all funds in the Accounts and the Disbursed Funds Account.

4.             Agreements of the Issuers, the Disbursement Agent and the Trustee.  The Issuers, the Disbursement Agent and the Trustee severally agree as follows:

4.1           Disbursement Requests and Disbursements.

(a)           The Issuers shall concurrently with the execution and delivery of this Agreement have the right to submit to the Disbursement Agent, with a copy to the Trustee, the Initial Disbursement Certificate, requesting the disbursement of funds from the Construction Disbursement Account (the “Initial Disbursement Request”).

(b)           The Issuers or, as set forth in Section 5.1, the Trustee (with a copy provided to the Issuers), shall have the right to submit to the Disbursement Agent, with a copy to the Trustee, the Interest Disbursement Certificate, requesting the disbursement of funds from the Interest Reserve Account to pay the interest due on the Notes (an “Interest Disbursement Request”) on the applicable Interest Payment Date.

(c)           In accordance with Section 7.2 or Section 7.3, the Issuers shall have the right from time to time during the course of this Agreement, to submit to the Disbursement Agent, with a copy to the Trustee, a Construction Disbursement Certificate (a “Construction Disbursement Request”) or an Advance Disbursement Certificate (an “Advance Disbursement Request”).

(d)           The Disbursement Agent shall review each Disbursement Request submitted pursuant to Sections 4.1(a) through (c) above to determine that they meet the requirements of Sections 7.1 and 7.2 of this Agreement and conform to the forms of Exhibits A, C, D-1 and D-2 respectively, but the Disbursement Agent shall have no obligation to review any attachments, exhibits and certificates required thereby (as the case may be) or to inquire whether any condition certified to has been satisfied.  If the Disbursement Agent has determined that the requirements of Sections 7.1 and 7.2 of this Agreement have been met and that such Disbursement Request conforms to the forms of Exhibits A, C, D-1 and D-2, as applicable, then the Disbursement requested shall be made by the Disbursement Agent.  Except as to the Initial Disbursement, which shall be made on the Issue Date, the Disbursement Agent shall notify the Issuers and the Trustee as soon as reasonably possible (and in any event within two (2) Business Days after the Disbursement Agent receives the required documents) if any Disbursement Request, or any portion thereof, is disapproved and the reason(s) therefor.

(e)           Provided that a Disbursement Request submitted in accordance with Sections 4.1(a) or (c) above is not disapproved by the Disbursement Agent in accordance with this Agreement, then, within two (2) Business Days following submission of such Disbursement Request, the Disbursement Agent shall disburse to the Disbursed Funds Account the funds requested in such Disbursement Request (other than those to be disbursed pursuant to the Initial Disbursement Request, which shall be disbursed on the Issue Date).  The Issuers shall withdraw funds from and write checks on the Disbursed Funds Account solely for the purpose of paying Construction Expenses identified on such Disbursement Request.

(f)            Provided that an Interest Disbursement Request submitted in accordance with Section 4.1(b) above is not disapproved by the Disbursement Agent in accordance with this Agreement, then, within two (2) Business Days following submission of such Interest Disbursement Request, the Disbursement Agent shall disburse to the Trustee the funds requested in such Interest Disbursement Request.

(g)           The Trustee may waive any condition to a disbursement requested in a Disbursement Request.

4.2           Insufficient Available Funds.  The Issuers shall promptly, and in no event later than two (2) Business Days following knowledge thereof, notify the Trustee and the Disbursement Agent in writing if at any time the Issuers reasonably believe that there are insufficient Available Funds (a) to permit the Opening or (b) to complete construction of the Facility in accordance with the Final Plans and/or the Construction Disbursement Budget (as in effect at such time).  Such notice shall specify in reasonable detail (i) the amount of such deficiency and (ii) the steps which the Issuers intend to take to cure such deficiency and the anticipated timing thereof.

5.             Interest Reserve.

5.1           Interest Disbursements.  Ten (10) days prior to each of the first two (2) Interest Payment Dates, the Issuers shall deliver to the Disbursement Agent an Interest Disbursement Request, setting forth the amount required to be paid and the Interest Payment Date upon which such payment is due and payable.  Subject to Section 4.1(d), on each such Interest Payment Date, the Disbursement Agent shall liquidate Cash Equivalents (to the extent required) held in the Interest Reserve Account and disburse to the Trustee the amounts described in the Interest Disbursement Request as due and payable on that date; provided, however, that the Trustee may direct in writing the Disbursement Agent to liquidate Cash Equivalents (to the extent required) and disburse to the Trustee the amounts necessary to pay the amounts required to be paid on the Notes in the event that the Issuers fail to timely deliver the Interest Disbursement Request, in which case the obligations of the Issuers under this Section 5.1 shall be deemed performed.  In the event there are insufficient funds in the Interest Reserve Account to pay the amount set forth in an Interest Disbursement Request or direction so given by the Trustee, the Issuers shall, not less than three (3) Business Days prior to the applicable Interest Payment Date, deposit immediately available funds into the Interest Reserve Account in an amount equal to such deficiency.  The Issuers acknowledge that the Issuers’ failure to provide notice or deposit funds referenced in this Section shall not in any way exonerate or diminish the Issuers’ obligation to make all payments under the Notes as and when due.

5.2           Interest Reserve Account Amounts.  Upon payment in full of each of the first two (2) interest payments due on the Notes, the Disbursement Agent shall transfer any funds and/or Cash Equivalents in the Interest Reserve Account to the Construction Disbursement Account and

such funds and/or Cash Equivalents shall be deemed Additional Revenue; provided, however, that if the Final CDA Disbursement has been made pursuant to Section 7.5 prior to the second Interest Payment Date, any funds remaining in the Interest Reserve Account shall be disbursed to the Disbursed Funds Account.

6.             Certain Covenants.

6.1           Notice of Opening.  Promptly after (but in any event within seven days after) the date of Opening, the Issuers shall deliver an Officer’s Certificate to the Disbursement Agent and the Trustee to the effect that the Opening has occurred.

6.2           Issuers’ Officer’s Certificates.

6.2.1        For Closing Certificate.  The Issuers shall attach to the Issuers’ Closing Certificate delivered to the Disbursement Agent and the Trustee an Issuers’ Officer’s Certificate for Issuers’ Closing Certificate in the form of Attachment A to Exhibit B-1 attached hereto (including all required exhibits and attachments thereto) (the “Issuers’ Closing Officer’s Certificate”), executed and completed as to the information required therein.

6.2.2        For Construction Disbursement Certificate.  The Issuers shall attach to each Construction Disbursement Certificate delivered to the Disbursement Agent and the Trustee an Issuers’ Officer’s Certificate for Construction Disbursement Certificate in the form of Attachment A to Exhibit D-1 (including all required exhibits and attachments thereto) (the “Construction Disbursement Officer’s Certificate”), executed and completed as to the information required therein.

6.2.3        For Advance Disbursement Certificate.  The Issuers shall attach to each Advance Disbursement Certificate delivered to the Disbursement Agent and the Trustee an Issuers’ Officer’s Certificate for Advance Disbursement Certificate in the form of Attachment A to Exhibit D-2 (including all required exhibits and attachments thereto) (the “Advance Disbursement Officer’s Certificate”), executed and completed as to the information required therein.

6.2.4        For First Disbursement Request.  The Issuers shall attach to the First Disbursement Request (whether made pursuant to an Initial Disbursements Certificate, Advance Disbursement Certificate or Construction Disbursement Certificate) delivered to the Disbursement Agent and the Trustee a First Disbursement Officer’s Certificate in the form of Exhibit D-3 (including all required exhibits and attachments thereto) (the “First Disbursement Officer’s Certificate”), executed and completed as to the information required therein.

6.2.5        No Review Obligation.  Neither the Trustee nor the Disbursement Agent shall have any obligation to review any Officer’s Certificates or other documents attached to the Issuer’s Closing Certificate, the Construction Disbursement Certificate or the Advance Disbursement Certificate or to investigate any facts or matters contained in such Officer’s Certificates.  The Trustee and the Disbursement Agent shall incur no liability if such Officer’s Certificates or other documents attached to the Issuer’s Closing Certificate, the Construction Disbursement Certificate or the Advance Disbursement Certificate do not conform to the forms attached to this Agreement regardless of whether such Officer’s Certificates and other attached documents are or are not reviewed by the Trustee and/or the Disbursement Agent.

6.3           Officer’s Certificate as Representation and Warranty.  Each Officer’s Certificate signed on behalf of the Issuers and delivered to the Disbursement Agent and/or the Trustee pursuant to, or in connection with, this Agreement, shall be deemed to be a representation and warranty by the Issuers to the Disbursement Agent and/or the Trustee, as the case may be, as to the matters covered by such certificates.

7.             Construction Disbursement Account.

7.1           Conditions to Initial Disbursements.  Upon satisfaction of the conditions described below in this Section 7.1, on the Issue Date the Disbursement Agent shall make the disbursements described in the Initial Disbursements Certificate (the “Initial Disbursements”).  The conditions to the Initial Disbursements shall consist of the following:

(a)           The Disbursement Agent shall have received the Proceeds;

(b)           The Disbursement Agent shall have received the following executed documents:  (i) the Initial Disbursements Certificate, (ii) the Issuers’ Closing Certificate, (iii) the Disbursement Agent’s Closing Certificate (which the Disbursement Agent covenants and agrees to deliver to the Trustee and the Issuers) and (iv) the Trustee’s Closing Certificate; and

(c)           The Disbursement Agent shall have received confirmation from the Trustee that it has received the Initial Disbursement Certificate, the Issuers’ Closing Certificate and the Disbursement Agent’s Closing Certificate.

7.2           Conditions to Subsequent Disbursements.  Upon satisfaction (or a written waiver by the Trustee) of the conditions described below in this Section 7.2, the Disbursement Agent shall make the disbursements described in the corresponding Construction Disbursement Request or Advance Disbursement Request (provided that the conditions set forth in Section 7.1 shall have previously been satisfied) from the Construction Disbursement Account to the Disbursed Funds Account:

(a)           The Disbursement Agent shall have received a Construction Disbursement Request or Advance Disbursement Request pertaining to the amounts requested for disbursement; and

(b)           The Trustee shall not have provided the Disbursement Agent notice that a Default or Event of Default has occurred and remains continuing.

7.3           Advance Disbursements.  Upon the satisfaction of the conditions described below in this Section 7.3, the Issuers shall have the right to deliver to the Disbursement Agent an Advance Disbursement Request, which Advance Disbursement Request shall not be required to include or attach the supporting documentation required for all other Disbursement Requests; provided, however, that (i) within thirty (30) days after any Advance Disbursement is made (or, if earlier, promptly following the occurrence of a Default or an Event of Default), the Issuers shall, with respect to such Advance Disbursement, provide the same supporting documentation as is required under this Agreement with respect to other Construction Disbursement Requests (which documentation may be included in a subsequent Construction Disbursement Request) and (ii) in no event shall the outstanding balance of undocumented Advance Disbursements from the Construction Disbursement Account at any one time exceed $1,500,000.

7.4           Disbursements after an Event of Default.  In the event that the Trustee has provided the Disbursement Agent notice that a Default or Event of Default exists and is continuing (unless the same has been waived by the Trustee in writing), the Disbursement Agent shall not approve any disbursement of funds for the Facility from the Construction Disbursement Account.  Notwithstanding the foregoing, the Trustee may direct that any of the following payments be made, and provided, further, that nothing in this Section 7.4 shall limit the Trustee’s right to the disbursement of funds in the Construction Disbursement Account pursuant to Section 3.4:

(i)            if all other conditions in Section 7.2 (including those stated in Section 7.1) are met, funds from the Construction Disbursement Account, for work completed or materials purchased on or prior to the date that such Default or Event of Default first occurred;

(ii)           payments not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate to prevent the condition of the Facility from deteriorating or to preserve any work completed on the Facility, certified to the Disbursement Agent and the Trustee in writing by the Issuers to be reasonably necessary or advisable; provided, however, that the foregoing limitation may be increased or decreased by the Trustee by written notice to the Disbursement Agent and the Issuers; and

(iii)          if such condition continues for a period of three (3) consecutive months or more, at the written request of the Issuers, Retainage Amounts for work completed; provided that the Issuers and the Manager each certify to the Disbursement Agent and the Trustee in writing the amount required to be paid for such Retainage Amounts and that the conditions for paying such amounts (other than that the Opening has occurred) are met.

7.5           Final Disbursement of Funds Following Opening.

7.5.1        If any funds remain in the Construction Disbursement Account and (a) Issuers have provided notice in accordance with Section 6.1 herein that the Opening has occurred, (b) there is no ongoing construction in connection with the Facility, other than maintenance and repairs in the ordinary course of business and all punch list items, in an aggregate amount (excluding Retainage Amounts) not to exceed $250,000, and (c) there exists no continuing Default or Event of Default, then the Issuers shall have the right to request that the Disbursement Agent disburse to the Issuers all remaining funds in the Construction Disbursement Account.  Upon receipt by the Disbursement Agent of a Construction Disbursement Request with the paragraph labeled “[For the Final CDA Disbursement Only]” included, the Disbursement Agent shall disburse all remaining funds in the Construction Disbursement Account as directed by the Issuers (the “Final CDA Disbursement”).  All funds disbursed to the Issuers pursuant to this Section shall be used by the Issuers as required pursuant to the Indenture and this Agreement, including without limitation Section 7.5.2.

7.5.2        To the extent that any work performed, services rendered or materials provided in connection with the Facility as contemplated under the Construction Disbursement Budget then in effect remain unpaid on or after the date of the Final CDA Disbursement, the Issuers shall apply all funds disbursed to the Issuers pursuant to Section 7.5.1 to pay all amounts due and owing under any Contracts in accordance therewith prior to utilizing any other funds otherwise available to the Issuers for such purposes.

7.6           First Disbursement Request.

7.6.1        Guaranteed Maximum Price Contract.  The Issuers shall use their reasonable best efforts to enter into with the General Contractor, as promptly as practicable after the date hereof, a change order under the Construction Contract which adds to the Construction Contract a guaranteed maximum price (the “GMP” and, such change order, the “GMP Change Order”) of no greater than $22.0 million (the “Maximum GMP”).

7.6.2        First Disbursement Request.  The Issuers shall not have the right to deliver to the Disbursement Agent a First Disbursement Request unless the following conditions precedent have been satisfied:  (i) the GMP Change Order has been entered into among the Issuers and the General Contractor, (ii) in the event that the GMP Change Order establishes a GMP in excess of the Maximum GMP, the Issuers shall have deposited (or, concurrently with submitting the First Disbursement Request, deposit) into the Construction Disbursement Account an amount equal to the excess of the GMP established by the GMP Change Order over the Maximum GMP, and (iii) the Issuers shall have complied with Section 6.2.4 hereof with respect to the First Disbursement Request.

8.             Amendments to Construction Disbursement Budget; Amendments to Contracts; Amendments to Facility Cost Schedule and Cost Overruns.

8.1           Construction Disbursement Budget Amendment Process.  The Construction Disbursement Budget may be amended by the Issuers from time to time in the manner set forth herein without review or approval from the Trustee or the Disbursement Agent.  Subject to Section 8.2, the Issuers shall have the right from time to time to amend the Construction Disbursement Budget to change the amounts allocated for specific line item components of the work required to complete the Facility, including Soft Costs; provided that, in any such amendment, the Company may neither modify the description of any line item nor modify the amount set forth for any such line item incurred on or prior to the Issue Date.  A line item in the Construction Disbursement Budget may be increased only if the funds for such increase are made available in the Construction Disbursement Budget from (a) previously unallocated Available Funds or an increase in Additional Revenue, in each case to the extent not previously expended or dedicated to the payment of items contained in the Construction Disbursement Budget; (b) an increase in Realized Savings from another line item and a corresponding reduction in the construction line items related to such Realized Savings; (c) the reduction of the “contingency” line item, if any, in the Construction Disbursement Budget or (d) the reduction of allocated reserves in the Construction Disbursement Budget pursuant to the terms and condition of this Agreement.  Any such amendment shall be in writing and shall identify with particularity the line items to be changed and the amount of such change and (x) in the event of an increase in a construction line item, the Realized Savings, Additional Revenue, line item for “contingency” (if any) in the Construction Disbursement Budget and/or previously allocated reserves which are permitted to be reduced (but not any Retainage Amounts), which are proposed to be utilized to pay for the increase; and (y) in the case of a decrease in a construction line item, the Realized Savings in the amount of such reduction.  Construction line items may be reduced only upon obtaining, and in the amount of, Realized Savings.  The “contingency” line item, if any, in the Construction Disbursement Budget may be reduced by allocation to other line items.  Any amounts of Realized Savings, Additional Revenue, contingency amounts or previously allocated reserves so identified for use in connection with a particular line item thenceforth shall be deemed dedicated to the particular line item, unless and until the Construction Disbursement Budget is amended to reduce the amounts budgeted for the line item.  The Issuers shall submit the Construction Disbursement Budget Amendment Certificate to the Trustee in the form of Exhibit E attached hereto; provided, however, that the Issuers shall not be required to submit a Construction Disbursement Budget Amendment Certificate if the amendment, together with all previous amendments for which a Construction Disbursement Amendment Certificate was not submitted to the Trustee, does not increase the total Construction Disbursement Budget by more than $500,000 in the aggregate.  Neither the Trustee nor the Disbursement Agent shall have any obligation to (i) review the Construction Disbursement Budget Amendment Certificate or any documents attached thereto, (ii) investigate into any facts or matters contained in such Certificate or documents attached thereto, or (iii) make any determination as to whether the obligation to submit a Construction Disbursement Budget Amendment Certificate is triggered.  The Trustee and Disbursement Agent shall not be responsible for determining whether the Issuers have complied with this Section 8.1 or whether the Construction Disbursement Budget Certificate or any documents attached thereto comply with this Section 8.1 or this Agreement generally.  Moreover, the Trustee and Disbursement Agent shall not incur any liability for either reviewing or failing to review such Certificate or documents attached thereto.  Upon receipt by the Trustee of the Construction Disbursement Budget Amendment Certificate in the form of Exhibit E attached hereto, fully executed and completed as to the information required therein, such amendment shall become effective hereunder and the Construction Disbursement Budget shall thereafter be as so amended; provided, however, that if, pursuant to the proviso in the immediately preceding sentence, the Issuers were not required to submit a Construction Disbursement Budget Amendment Certificate to the Trustee with respect to such amendment, then such amendment shall become effective hereunder at the time it is entered into and the Construction Disbursement Budget shall thereafter be as so amended.  No amendment to the Construction Disbursement Budget shall be effective except in accordance with the preceding sentence.  Notwithstanding the foregoing, the Issuers shall not be required to comply with this Section 8.1 in connection with entering into the GMP Change Order.

8.2           Contract Amendment Process.  The Company shall have the right from time to time to amend any of the Construction Documents to which it is a party to change the scope of the work for any portion of the Facility and/or the Company’s payment obligations thereunder without review or approval from the Trustee or Disbursement Agent.  Any such amendment that (i) when taken together with all other amendments to such Construction Documents results in a cost increase in excess of Twenty-Five Thousand Dollars ($25,000) in a Material Construction Document (or, with respect to the Construction Contract only, in excess of Seventy-Five

Thousand Dollars ($75,000)), (ii) when taken together with all other amendments to such Contract results in a material reduction of the scope or quality of the work constituting the design or construction of the Facility, or (iii) results in the likely addition of more than one week of construction (or such amendments, in the aggregate, result in the likely addition of more than four weeks of construction), shall be in writing and shall identify with particularity all changes being made.  The Company shall (a) deliver to the Trustee (x) an executed copy of the Contract amendment (the effectiveness of which will be subject only to satisfaction of the conditions in this Section 8.2), and (y) a Contract Amendment Certificate in the form attached hereto as Exhibit F-1, fully completed and executed, as applicable, and (b) if entering into such Contract Amendment will result in an amendment to the Construction Disbursement Budget, comply with the requirements of Section 8.1.  Neither the Trustee nor the Disbursement Agent shall have any obligation to (1) review any Contract submitted, (2) review the Contract Amendment Certificate or any documents attached thereto, (3) investigate into any facts or matters contained in such Certificate or documents attached thereto, (4) make any determination as to whether the obligation to submit a Contract Amendment Certificate is triggered or (5) determine whether an amendment to the Construction Disbursement Budget is needed as a result of such Contract amendment.  The Trustee and Disbursement Agent shall not be responsible for determining whether the Issuers have complied with this Section 8.2 or whether the Contract Amendment Certificate or any documents attached thereto comply with this Section 8.2 or this Agreement generally.  Moreover, the Trustee and Disbursement Agent shall not incur any liability for either reviewing or failing to review such Certificate or documents attached thereto.  The Contract Amendment shall be deemed approved upon receipt by the Trustee of the Contract Amendment Certificate.  Notwithstanding the foregoing, the Issuers shall not be required to comply with this Section 8.2 in connection with entering into the GMP Change Order.

8.3           Contracts Entered into after the Issue Date.  The Company may from time to time enter into Contracts constituting Construction Documents consistent with the Final Plans and the Construction Disbursement Budget, as each is in effect from time to time without review or approval of the Trustee or Disbursement Agent.  Each such Contract shall be in writing and, if a Material Construction Document, shall become effective when and only when:  (i) the Company and the Contractor have executed and delivered the Contract (with the effectiveness thereof subject only to satisfaction of the conditions in clauses (ii), (iii) and (iv) below); (ii) the Company has submitted to the Trustee:  (a) such Material Construction Document together with an Additional Contract Certificate, and all exhibits, attachments and certificates required thereby, each duly completed and executed, as applicable, and (b) copies of such performance and payment bonds as the Contractor may be required to provide to the Company pursuant to such Material Construction Document (which performance and payment bonds shall name the Trustee and the Issuers as additional co-obligees) and a consent substantially in the form attached hereto as Exhibit G signed by the Contractor; (iii) if entering into such Contract will result in an amendment to the Construction Disbursement Budget, the Issuers have complied with the requirements of Section 8.1; and (iv) if entering into such Contract will cause the Available Funds to be less than the Remaining Costs, the Issuers shall have complied with the requirements of Section 8.4.  Neither the Trustee nor the Disbursement Agent shall have any obligation to (v) review any Contract or other document submitted in connection with such Contract, (w) review performance and payment bonds submitted to them or any documents attached thereto, (x) investigate into any facts or matters contained in such Contracts, performance and payment bonds or documents attached thereto, (y) determine whether a Contract is a Material

Construction Document or (z) determine whether an amendment to the Construction Disbursement Budget is required or if the Available Funds will be less than the Remaining Costs.  The Trustee and Disbursement Agent shall not be responsible for determining whether the Issuers have complied with this Section 8.3 or whether the performance and payment bonds or any documents attached thereto comply with this Section 8.3 or this Agreement generally.  Moreover, the Trustee and Disbursement Agent shall not incur any liability for either reviewing or failing to review such Contracts, performance and payment bonds or documents attached thereto.  Notwithstanding the foregoing, the Issuers shall not be required to comply with this Section 8.3 in connection with entering into the GMP Change Order.

8.4           Facility Cost Schedule and Cost Overruns.

(a)           The Issuers covenant to promptly (and in any event within ten (10) days of notice or knowledge thereof) cure any anticipated cost overrun for any line item on the Construction Disbursement Budget (after giving effect to any applicable reserves which have been allocated to such line item by a Construction Disbursement Budget Amendment) by (i) providing sufficient funds to cover in full such cost overrun from previously unallocated Available Funds or other Additional Revenue as permitted in this Agreement (but in each case only to the extent that the same have not previously been expended or dedicated (including Retainage Amounts) to the payment of line items contained in the Construction Disbursement Budget) and/or (ii) with respect to a cost overrun as to a particular line item, effecting a Construction Disbursement Budget Amendment to dedicate such funds to the line items in question.  Neither the Trustee nor the Disbursement Agent shall have any obligation to determine whether an anticipated cost overrun exists or whether the Issuers have complied with this Section 8.4 in addressing any cost overruns.  The Trustee and Disbursement Agent shall not incur any liability for either reviewing or failing to review any cost overrun materials.

(b)           Each Facility Cost Schedule shall set forth (i) the actual investment income (loss), less any losses or costs associated therewith, earned on the Construction Disbursement Account through the date of such Facility Cost Schedule, and (ii) the additional amount of investment income which the Issuers reasonably anticipate will be earned in the Construction Disbursement Account from such date through the Opening.  If at any time the Issuers submit a Facility Cost Schedule pursuant to this Section and the Issuers can no longer reasonably anticipate that the Additional Revenue earned (and anticipated to be earned as determined above) from investments of funds in the Construction Disbursement Account will equal the amount of such Additional Revenue set forth in the Construction Disbursement Budget then in effect, then:

(i)            if the total amount of such Additional Revenue at such date earned or anticipated to be earned is less than the total amount of such Additional Revenue anticipated as of the date of the most recent disbursement from the Construction Disbursement Account, then the Available Funds shall be deemed reduced by the amount of such deficiency and the Company (as a condition to the next Construction Disbursement Request) shall provide or allocate additional Available Funds and/or otherwise amend the Construction Disbursement Budget, if necessary, so that the Remaining Costs do not exceed the total Available Funds; or

(ii)           if the total amount of such Additional Revenue at such date earned or anticipated to be earned is greater than the total amount of such Additional Revenue anticipated as of the date of the most recent disbursement from the Construction Disbursement Account, then the Available Funds shall be deemed increased by the amount of such excess.

Neither the Trustee nor the Disbursement Agent shall have any obligation to review any Facility Cost Schedules or to determine whether the Issuers have complied with this Section 8.4.  The Trustee and Disbursement Agent shall not incur any liability for either reviewing or failing to review any Facility Cost Schedules.

9.             Events of Default.  The occurrence of any of the following specified events shall be an “Event of Default” hereunder:

9.1           Indenture.  A Default or an Event of Default under the Security Documents (as such terms are defined therein) has occurred and is continuing, in either case beyond the expiration of applicable notice, grace and cure periods.

9.2           Exception to Prior Disbursement.  The existence of an exception to a prior disbursement relating to the Facility in excess of $50,000 which is not remedied within thirty (30) days after notice.

9.3           Insufficient Funds.  Any time that the amount of Available Funds is less than the Remaining Costs and such deficiency continues for a period of thirty (30) days after notice of such deficiency without being cured.

9.4           Performance of Certain Obligations.  The failure of the Issuers to perform, observe or comply in all material respects with any of their covenants under this Agreement and such failure continues for a period of five (5) days after notice thereof without being cured.

9.5           Failure to Deliver Collateral Agreements. The Issuers shall fail to deliver any material documents in accordance with the Pledge Agreement and such failure continues for a period of five (5) days after notice without being cured.

9.6           Abandonment of Facility.

(a)           Except as and to the extent permitted under the Indenture, the Company shall cease to own the Property or any portion thereof or the buildings, fixtures and other improvements to be situated on the Property; or

(b)           Except as and to the extent permitted under the Indenture, the Issuers shall abandon the Facility or otherwise cease to pursue the operation of the Property or shall sell or otherwise dispose of any interest in Property.

9.7           Termination or Invalidity of Construction Documents.  Any of the Material Construction Documents shall have terminated, become invalid or illegal, or otherwise ceased to be in full force and effect (except in accordance with its terms upon completion of the respective work or delivery of the respective materials); provided that with respect to any Material

Construction Document other than the Construction Contract and the Architect Agreement, no Event of Default shall be deemed to have occurred as a result of such termination so long as (a) the Company provides written notice to the Disbursement Agent (immediately upon, but in no event more than two (2) Business Days after, the Company’s becoming aware of such Construction Document’s ceasing to be in full force or effect) that the Company intends to replace the Contractor under such Construction Document (or that replacement is not necessary), and (b) in each case if, in the reasonable judgment of the Company, a replacement is necessary, the Company (i) obtains a replacement Contractor for the affected Contractor and (ii) enters into a replacement Construction Document in accordance with Section 8.3, on terms no less beneficial to the Company than then current market terms, within sixty (60) days of such termination.

10.           Disbursed Funds Account.

10.1         Rights of the Issuers to Disbursed Funds Account.  All amounts disbursed from the Construction Disbursement Account shall be paid directly to the Disbursed Funds Account.  The Disbursed Funds Account shall be maintained in the name of the Issuers and all funds deposited or held in such account shall belong to the Issuers, against which the Issuers may draw for expenditures permitted by this Agreement from time to time.  All funds deposited and held in the Disbursed Funds Account shall, pending disbursement in accordance with this Agreement, be invested in cash or Cash Equivalents as directed by the Issuers, except as otherwise provided herein or in the Pledge Agreement.  Pursuant to the Pledge Agreement, the Issuers have granted to the Trustee (for the benefit of itself and the holders of the Notes) a first priority security interest in its Disbursed Funds Account.  Funds in the Disbursed Funds Account shall be disbursed solely in accordance with the terms and conditions of, and solely for the purposes permitted under, this Agreement and the Indenture.  Further, the Issuers shall note in its records that all funds and other assets in the Disbursed Funds Account have been pledged to the Trustee.

10.2         Right to Substitute Disbursed Funds Account.  The Issuers from time to time shall have the right to designate a substitute account to serve as the Disbursed Funds Account; provided that no such substitute account shall become the “Disbursed Funds Account” until (a) the depository financial institution at which the substitute account is located shall have acknowledged in a manner satisfactory to the Trustee that such institution has waived its right of set off in such account or any liens thereto, statutory or otherwise, and will have entered into an agreement substantially similar to a Pledge Agreement, and (b) the Trustee and the Disbursement Agent shall have received written notice of the location and account number of such new substitute account.

11.           Indemnity.

11.1         Limitation of Liability.  The Disbursement Agent’s responsibility and liability under this Agreement shall be limited as follows:  (a) the Disbursement Agent does not represent, warrant or guaranty to the Trustee or the holders of the Notes the performance by the Issuers, the Manager, the General Contractor, the Architect or any Contractor, Subcontractor or provider of materials or services in connection with construction of the Facility; (b) the Disbursement Agent shall have no responsibility to the Issuers, the Trustee or the holders of the Notes as a consequence of performance by the Disbursement Agent hereunder, except with respect to breaches of its obligations under this Agreement or for gross negligence or willful misconduct of the Disbursement Agent; (c) the Issuers shall remain solely responsible for all aspects of their business and conduct in connection with the Property and the Facility, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Disbursement Agent is not obligated to supervise, inspect or inform the Issuers, the Trustee or any third party of any aspect of the construction of the Facility or any other matter referred to above; and (e) the Disbursement Agent owes no duty of care to the Issuers, to protect against, or to inform the Issuers of, any negligent, faulty, inadequate or defective design or construction of the Facility or otherwise.  The Disbursement Agent shall have no duties or obligations hereunder, except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct.

11.2         Reliance on Certificates.  The Disbursement Agent may conclusively rely upon any Disbursement Request or Officer’s Certificate furnished to the Disbursement Agent conforming to the form required under this Agreement.  The Disbursement Agent may rely upon any document believed by it to be genuine and to have been signed or presented by the proper person.  The Disbursement Agent need not investigate any fact or matter stated in a Disbursement Request or Officer’s Certificate and shall incur no liability in failing to make any such investigation.

12.           Indemnity.  The Issuers each indemnify, protect, hold harmless and agree to defend the Disbursement Agent and each of its officers, directors, agents and employees, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from the performance by the Disbursement Agent under this Agreement, arising from the Disbursement Agent’s reliance on any Disbursement Request, Trustee Closing Certificate or Officer’s Certificate delivered by the Issuers under this Agreement or arising from any material error, inaccuracy, misstatement or omission of fact therein, except to the extent that such liability, expense or claim is attributable to the gross negligence or willful misconduct of the Disbursement Agent and, except to the extent that such liability, expense or claim is imposed upon the Disbursement Agent as set forth in Section 11.1.  The provisions of this Section 12 shall survive the termination of this Agreement.

13.           Termination.  This Agreement shall terminate automatically thirty (30) days following such time as all amounts in the Accounts and the Disbursed Funds Account have been distributed pursuant to and in accordance with the terms hereof and the Opening has occurred; provided, however, that the obligations of the Issuers under Section 12 of this Agreement shall survive termination of this Agreement.

14.           Substitution or Resignation

14.1         Disbursement Agent.  The Disbursement Agent may be removed by the Issuers.  The removal of the Disbursement Agent and appointment of a successor Disbursement Agent shall become effective only upon the successor Disbursement Agent’s acceptance of appointment as provided in this Section 14.1.

14.1.1      The Disbursement Agent may resign in writing at any time and be discharged from all duties hereunder upon 30 days’ written notice to all parties hereto.  The Trustee (if a different Person than the Disbursement Agent) or the holders of a majority in principal amount of the then outstanding Notes may remove the Disbursement Agent upon 30 days written notice by so notifying the Disbursement Agent, the Trustee and the Issuers.

14.1.2      If the Disbursement Agent resigns or is removed or if a vacancy exists in the office of Disbursement Agent for any reason, the Disbursement Agent shall notify the Trustee of such within five (5) Business Days and the Trustee shall notify the holders of the Notes within five (5) Business Days of its receipt of notice from the Disbursement Agent and the Trustee (if a different Person than the Disbursement Agent) shall, and the holders of a majority in principal amount of the then outstanding Notes (if such holders provided a notice pursuant to Section 14.1.1 or if there is no Trustee capable of acting at such time) may, promptly appoint a successor Disbursement Agent reasonably acceptable to the Issuers.  Within one year after any successor Disbursement Agent appointed by the Trustee takes office, the holders of a majority in principal amount of the then outstanding Notes may appoint a successor Disbursement Agent reasonably acceptable to the Issuers to replace the Disbursement Agent appointed by the Trustee.

14.1.3      If a successor Disbursement Agent does not take office within 60 days after the retiring Disbursement Agent resigns, the retiring Disbursement Agent, the Trustee, the Issuers or the holders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Disbursement Agent.

14.1.4      A successor Disbursement Agent shall deliver a written acceptance of its appointment to the retiring Disbursement Agent, the Issuers and the Trustee.  Thereupon, the removal of the Disbursement Agent shall become effective, and the successor Disbursement Agent shall have all the rights, powers and duties of the Disbursement Agent under this Agreement.  A retiring Disbursement Agent shall promptly transfer all property held by it as Disbursement Agent to the successor Disbursement Agent.

14.1.5      If the Disbursement Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or association, the successor corporation without any further act shall be the successor Disbursement Agent.

14.1.6      The Disbursement Agent shall at all times be a bank chartered under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition and a Thomson’s Bank Watch rating of B or better.

15.           Account Statement.  On the first day of each and every calendar month, the Disbursement Agent shall deliver to the Issuers and the Trustee a statement prepared by the Disbursement Agent in a form reasonably satisfactory to the Trustee and the Issuers, setting forth with reasonable particularity the balance of funds then in each of the Accounts and the manner in which such funds are invested.

16.           Notice.  The parties hereto irrevocably instruct the Disbursement Agent that on the first date upon which the balance of the Construction Disbursement Account is reduced to zero, the Disbursement Agent shall deliver to the Trustee and the Issuers a notice that the balance in such account has been reduced to zero.

17.           Miscellaneous.

17.1         Waiver.  Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

17.2         Invalidity.  If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties’ intent.

17.3         No Authority.  Except as set forth herein, the Disbursement Agent shall have no authority to, and shall not, make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

17.4         Assignment.  This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties.  In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

17.5         Benefit.  The parties hereto, the holders from time to time of the Notes, and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

17.6         Time.  Time is of the essence of each provision of this Agreement.

17.7         Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B).

EACH OF THE ISSUERS, THE DISBURSEMENT AGENT AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY.

17.8         Entire Agreement; Amendments.  This Agreement (together with the Indenture and the Security Documents) contains the entire agreement among the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written.  This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

17.9         Notices.  All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either (a) on the day of hand delivery; (b) on the date of confirmation of receipt of facsimile transmission; or (c) on the third day after sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as follows:

To the Disbursement Agent:
U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention:  Corporate Trust Department
Facsimile No.:  (651) 244-0711

To the Trustee:
U.S. Bank National Association
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention:  Corporate Trust Department
Facsimile No.:  (651) 244-0711

To the Company or the Issuers:
Diamond Jo Worth, LLC
3rd Street Ice Harbor
P.O. Box 1750
Dubuque, Iowa 52001
Attention:  Chief Financial Officer
Facsimile No.: (563) 557-0549

With a copy to:
Peninsula Gaming Partners, LLC
7137 Mission Hills Drive
Las Vegas, Nevada 89113
Attention:  Michael S. Luzich
Facsimile No.: (702) 247-6822

or at such other address as the specified entity most recently may have designated in writing in accordance with this paragraph to the others.  Any notice to the Disbursement Agent or the Trustee under this Agreement shall be deemed effective only upon receipt.

17.10       Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

17.11       Captions.  Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

17.12       Right to Consult Counsel.  Each of the Disbursement Agent and the Trustee may, if any of them deems necessary or appropriate, consult with and be advised by counsel in respect of their duties hereunder.  Each of the Disbursement Agent or the Trustee shall be entitled to rely upon the advice of its counsel in any action taken in its capacity as the Disbursement Agent or the Trustee, as the case may be, hereunder and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such opinion of its counsel.  The Issuers agree to pay all such reasonable counsel fees and expenses.

17.13       Disputes.  The parties to this Agreement shall have all rights at law and equity with respect to any disagreement or dispute by any party or among the parties with respect to the release of funds from the Accounts or concerning the rights or obligations of the parties with respect thereto (including matters relating to any certificates required to be delivered under this Agreement).

(a)           Any disagreement with respect to the construction, meaning or effect of this Agreement, or any other controversy between the parties hereto arising out of this Agreement shall be submitted to arbitration, one arbitrator to be chosen by the Issuers, one by the Trustee, and a third to be chosen by the first two arbitrators before they enter into arbitration.  The arbitrators shall be impartial and shall be active or retired persons with experience in construction, development and /or construction lending.

(b)           In the event that either party should fail to choose an arbitrator within fifteen (15) days following a written request by the other party to enter into arbitration, the requesting party may choose two arbitrators who shall, in turn, choose the third arbitrator.  If the first two arbitrators have not chosen a third arbitrator at the end of fifteen (15) days following the last day of the selection of the first two arbitrators, each of the first two arbitrators shall name three candidates, of whom the other arbitrator shall eliminate two, and the determination of the third arbitrator shall be made from the remaining two candidates by drawing lots.  Each party shall present its case to the arbitrators within fifteen (15) days following the date of the appointment of the third arbitrator.  The decision of a majority of the three arbitrators shall be final and binding upon both parties.  Judgment may be entered upon the arbitration award in any court having jurisdiction.  Any such arbitration shall take place in New York City, unless some other location is mutually agreed upon by the parties.  The arbitrators shall resolve any dispute arising hereunder in a manner consistent with the intent of the parties as expressed in this Agreement. The arbitrators shall not award any punitive, consequential or exemplary damages or any amount in excess of the amount to be released from the relevant Account.

(c)           The parties shall use their best efforts to resolve the dispute as soon as practicable and to comply, if available, with the fast track procedures specified in the American Arbitration Association’s Construction Industry Arbitration Rules.  Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

(d)           Notwithstanding any provisions contained herein to the contrary, the provisions contained in this Section shall not prohibit the Trustee from exercising any of its rights or remedies set forth in the Indenture, the Notes or the Security Documents.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Cash Collateral and Disbursement Agreement as of the day first above written.

DISBURSEMENT AGENT	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/Richard H. Prokosch
	Name:	Richard H. Prokosch
	Title:	Vice President

TRUSTEE	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/Richard H. Prokosch
	Name:	Richard H. Prokosch
	Title:	Vice President

ISSUERS	DIAMOND JO WORTH, LLC,
a Delaware limited liability company

	By:	/s/Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Vice President

DIAMOND JO WORTH CORP.,
a Delaware corporation

	By:	/s/Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Vice President

[Signature Page to Cash Collateral and Disbursement Agreement]

U.S. Bank National Association, acting in its capacity as Securities Intermediary under (and as defined in) the Pledge Agreement, hereby acknowledges its agreement to be bound by the provisions set forth in Section 2.4 of this Agreement to the extent any written direction of the Disbursement Agent delivered to the Securities Intermediary pursuant thereto is not inconsistent with any written direction of the Trustee delivered to the Securities Intermediary pursuant to the Pledge Agreement.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/Richard H. Prokosch
Name:	Richard H. Prokosch
Title:	Vice President

[Signature Page to Cash Collateral and Disbursement Agreement]

A-1

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT A

Form of Initial Disbursements Certificate

July 19, 2005

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
Initial Disbursements Certificate

Ladies and Gentlemen:

This Initial Disbursements Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (the “Disbursement Agreement”), by and among U.S. Bank National Association, as Disbursement Agent, U.S. Bank National Association, as Trustee, and Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Issuers hereby irrevocably instruct the Disbursement Agent to disburse funds from the Construction Disbursement Account to the Disbursed Funds Account for the amounts set forth on Schedule A attached hereto.

[If the First Disbursement Request Only:]  The Issuers represent and certify to each of you that attached hereto as Attachment A is the First Disbursement Officer’s Certificate (including all required exhibits and attachments thereto), executed and completed as to the information required therein, required to be delivered by the Issuers pursuant to Section 6.2.4 of the Disbursement Agreement.

[signature page follows]

A-2

The foregoing is true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the Initial Disbursements.

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE A

Initial Disbursements

[TO COME]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT B-1

Form of Issuers’ Closing Certificate

July 19, 2005

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
Issuers’ Closing Certificate

Ladies and Gentlemen:

This Closing Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), by and among U.S. Bank National Association, as Disbursement Agent, U.S. Bank National Association, as Trustee, and Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Issuers represent and certify to each of you that attached hereto as Attachment A is the Issuers’ Closing Officer’s Certificate (including all required exhibits and attachments thereto), executed and completed as to the information required therein, required to be delivered by the Issuers pursuant to Section 6.2.1 of the Disbursement Agreement.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing.

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

ATTACHMENT A TO EXHIBIT B-1

Form of Issuers’ Officer’s Certificate
for Issuers’ Closing Certificate

July 19, 2005

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
Issuers’ Officer’s Certificate for Issuers’ Closing Certificate

Ladies and Gentlemen:

This Officer’s Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), by and among U.S. Bank National Association, as Disbursement Agent, U.S. Bank National Association, as Trustee, and Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Issuers hereby certify to each of you as follows:

1.             As of the date hereof, there are sufficient Available Funds to pay for all Construction Expenses that the Issuers reasonably believe are necessary in order to cause the Opening to occur (in each case after giving effect to the Initial Disbursements and excluding interest to be paid on each of the Interest Payment Dates).

2.             Immediately prior to and upon giving effect to the Initial Disbursements, there is no and will not be any Default or Event of Default.

3.             Exhibit 1 lists all Contracts entered into by the Company as of the date hereof.  The Issuers have delivered all such Contracts that are Material Construction Documents (together with, for each such Material Construction Document, a consent substantially in the form attached to the Disbursement Agreement as Exhibit G to the Disbursement Agent.

4.             The Issuers are not and, to the Issuers’ knowledge, no other party to any Operative Document (other than any Construction Document not in existence as of the Issue Date) or any Property Document is, or (but for the passage of time or the giving of notice or both) will be, in breach of any material obligation thereunder.

5.             The only Applicable Permits that will be required for the construction of the Facility and the operation of the Facility (as of the Opening) are listed on Exhibit 2 attached hereto (the “Agreed Permits”).

6.             Each representation and warranty of (a) the Issuers and their Affiliates set forth in the Disbursement Agreement or in any of the other Operative Documents, or in any certificates delivered in connection with any of the foregoing, is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date) and (b) to the Issuers’ knowledge, the General Contractor, the Architect and each other party (other than the Issuers or their Affiliates) to a Material Construction Document set forth in any of the Operative Documents is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date).

7.             The Plans for the Facility as of the date hereof are described, in all material respects, on Exhibit 3 and the Final Plans for the Facility as of the date hereof are described, in all material respects, on Exhibit 4.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing.

Attached to this Officer’s Certificate as Exhibits 5 and 6 are certificates from the General Contractor and the Manager, respectively.

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 1 TO ATTACHMENT A TO EXHIBIT B-1

LIST OF CONTRACTS

[TO COME]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 2 TO ATTACHMENT A TO EXHIBIT B-1

Agreed Permits Schedule

[TO COME]

PERMITS REQUIRED DURING CONSTRUCTION PERIOD

Federal

State

PERMITS REQUIRED TO OPERATE THE FACILITY

Federal

State

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 3 TO ATTACHMENT A TO EXHIBIT B-1

PLANS

See attached.

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 4 TO ATTACHMENT A TO EXHIBIT B-1

FINAL PLANS

See attached.

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 5 TO ATTACHMENT A TO EXHIBIT B-1

Form of General Contractor’s Closing Certificate

July 19, 2005

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
General Contractor’s Closing Certificate

Ladies and Gentlemen:

Reference is made to the Standard Form of Agreement Between Owner and Contractor (AIA Documents A111-1997 edition) and General Conditions of the Contract for Construction (AIA Documents 201-1997 edition) (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Construction Contract”), between Diamond Jo Worth, LLC, as Owner, and Henkel Construction Company, as Contractor (the “General Contractor”), for the construction of the Project (as defined in the Construction Contract).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Construction Contract.  The General Contractor hereby certifies to each of you as follows:

1.             The Work to be performed by the General Contractor pursuant to the Construction Contract may be completed in accordance therewith.

2.             The General Contractor is not and, to the knowledge of the General Contractor, the Company is not, or (but for the passage of time or the giving of notice or both) will be, in breach of any material obligation under the Construction Contract.

3.             The General Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing.

Henkel Construction Company,
as General Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 6 TO ATTACHMENT A TO EXHIBIT B-1

Form of Manager’s Closing Certificate

July 19, 2005

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
Manager’s Closing Certificate

Ladies and Gentlemen:

The undersigned (the “Manager”) hereby certifies to each of you as follows:

1.             The Manager has reviewed the Issuers’ Closing Certificate and the Cash Collateral and Disbursement Agreement, dated as of July 19, 2005, to which the Issuers are a party (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to the extent necessary to understand the defined terms contained herein and in the Issuers’ Closing Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

2.             The Manager hereby certifies and confirms the accuracy of the certifications in the above-referenced Issuers’ Closing Certificate; provided that where any certification of the Issuers is limited to the Issuers’ knowledge or belief, for the purpose of this certificate, such certification shall instead be made to the Manager’s knowledge or belief, as applicable.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing.

Peninsula Gaming, LLC,
as Manager

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT B-2

Form of Disbursement Agent’s Closing Certificate

July 19, 2005

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
Disbursement Agent’s Closing Certificate

Ladies and Gentlemen:

This Closing Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), by and among U.S. Bank National Association, as Disbursement Agent, U.S. Bank National Association, as Trustee, and Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Disbursement Agent hereby certifies to you as follows as contemplated by the Disbursement Agreement:

1.             The Accounts and the Disbursed Funds Account have been established as contemplated by the Disbursement Agreement.

2.             The Disbursement Agent has received (a) an executed Initial Disbursements Certificate from the Issuers in the form attached to the Disbursement Agreement as Exhibit A, (b) an executed Issuers’ Closing Certificate in the form attached to the Disbursement Agreement as Exhibit B-1 and (c) an executed Trustee’s Closing Certificate in the form attached to the Disbursement Agreement as Exhibit B-3.

[signature page follows]

The foregoing representations and certifications are true and correct and the Trustee is entitled to rely on the foregoing.

U.S. Bank National Association,
as Disbursement Agent

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT B-3

Form of Trustee’s Closing Certificate

July 19, 2005

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
Trustee’s Closing Certificate

Ladies and Gentlemen:

This Closing Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), by and among U.S. Bank National Association, as Disbursement Agent, U.S. Bank National Association, as Trustee, and Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Trustee hereby certifies to you as follows as contemplated by the above-referenced Disbursement Agreement:

1.             The Trustee has received (a) an executed Initial Disbursements Certificate from the Issuers in the form attached to the Disbursement Agreement as Exhibit A, (b) an executed Issuers’ Closing Certificate in the form attached to the Disbursement Agreement as Exhibit B-1 and (c) an executed Disbursement Agent’s Closing Certificate from the in the form attached to the Disbursement Agreement as Exhibit B-2.

2.             The Trustee has received from the Title Insurer the Title Policy, or a pro forma of the Title Policy with a letter agreement from the Title Insurer agreeing to issue title in the form of such pro forma.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing.

U.S. Bank National Association,
as Trustee

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT C

Form of Interest Disbursement Request

[date]

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
Interest Disbursement Request

Ladies and Gentlemen:

This Interest Disbursement Request is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (the “Disbursement Agreement”), by and among U.S. Bank National Association, as Disbursement Agent, U.S. Bank National Association, as Trustee, and Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

Pursuant to Sections 4.1 and 5.1 of the Disbursement Agreement, the Disbursement Agent is hereby directed to liquidate Cash Equivalents (to the extent required) in the Interest Reserve Account and to pay to the Trustee on [                          ] (the “Interest Payment Date”) $                           of funds from the Interest Reserve Account.  The undersigned hereby certifies that payments in an amount equal to such sums will be due and payable on the Notes on the Interest Payment Date.

[signature page follows]

C-1

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing.

Please confirm the transfer described above by returning a notice of confirmation to the undersigned at the address set forth below.

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

[address for purposes of notice of confirmation]

C-2

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT D-1

Form of Construction Disbursement Request and Certificate

[date]

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Construction Disbursement Request No.              under
Cash Collateral and Disbursement Agreement
Amount Requested:  $

Ladies and Gentlemen:

Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”), hereby submit this Construction Disbursement Request and Certificate (the “Disbursement Request”) pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of you is a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Issuers hereby request that the Disbursement Agent make a disbursement of [$                            ] (the “Disbursement”) from the Construction Disbursement Account to the Disbursed Funds Account.

In connection with the requested Disbursement, the Issuers represent, warrant and certify as follows:

1.             Attached hereto as Attachment A is the Construction Disbursement Officer’s Certificate (including all required exhibits and attachments thereto), executed and completed as to the information required therein, required to be delivered by the Issuers pursuant to Section 6.2.2 of the Disbursement Agreement.

2.             Immediately prior to and upon giving effect to this Disbursement Request, there is no and will not be any Default or Event of Default.

D-1

3.             This Disbursement Request, as well as the Disbursement requested, is, and such Disbursement will be used, in substantial compliance with the Disbursement Agreement and the Indenture.

4.             [For the Final CDA Disbursement Only:] The Facility is substantially complete in all material respects in accordance with the Final Plans and all applicable legal requirements and containing at least the Minimum Facilities. The Opening has occurred.

5.             [If the First Disbursement Request Only:]  Attached hereto as Attachment B is the First Disbursement Officer’s Certificate (including all required exhibits and attachments thereto), executed and completed as to the information required therein, required to be delivered by the Issuers pursuant to Section 6.2.4 of the Disbursement Agreement.

[signature page follows]

D-2

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing.

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

D-3

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

ATTACHMENT A TO EXHIBIT D-1

Form of Issuers’ Officer’s Certificate
for Construction Disbursement Request and Certificate

[date]

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Issuers’ Officer’s Certificate for
Construction Disbursement Request No.              under
Cash Collateral and Disbursement Agreement
Amount Requested:  $

Ladies and Gentlemen:

Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”), hereby submit this Officer’s Certificate pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of you is a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Issuers have submitted to the Disbursement Agent the Construction Disbursement Request and Certificate, to which this Officer’s Certificate is attached, requesting that the Disbursement Agent make a disbursement of [$                            ] (the “Disbursement”) from the Construction Disbursement Account to the Disbursed Funds Account so that the Company may distribute checks or issue wire transfers drawn on the Disbursed Funds Account to the parties identified on Schedule 1 attached hereto in the respective amounts listed for such parties therein (the “Facility Cost Schedule”).

In connection with the requested Disbursement, the Issuers represent, warrant and certify as follows:

1.             [For Hard Cost Disbursements Only:] With respect to Hard Cost Disbursements, Schedule 1 accurately lists each party for whom payment is requested and, for each line item and for each party to whom payment is requested with respect to such line item, the following:  (a) the name of the payee to be paid; (b) the current payment requested; (c) the increase or decrease in accrued but unpaid

Retainage Amount, if any, for such payee since the last Disbursement Request (after giving effect to the payment contemplated by this Disbursement Request); (d) the total amount contemplated to be payable to such payee under the terms of its applicable Contract through completion of all work and delivery of all materials contemplated by the Contract (i.e., the total contract amount); (e) the total payments made to such payee under its applicable Contract as of the Issue Date; (f) the total payments made to such payee since the Issue Date (after giving effect to the payment contemplated by this Disbursement Request); (g) the sum of all payments made to such payee (after giving effect to the payment contemplated by this Disbursement Request) (i.e., the sum of (e) and (f) above); (h) the aggregate accrued Retainage Amounts which shall continue to be owed with respect to such Contract (after giving effect to the payment contemplated by this Disbursement Request); and (i) the percentage of the work actually completed, or the materials actually delivered, under the Contract through the date for which payment is made hereunder (expressed as a percentage of the total work and materials contemplated by the Contract through completion), or, if payment is to be made based on invoice, confirmation that a copy of the applicable invoice is attached, and a description of the purpose of such payment, specifying the line item relating to each such payment.  In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, Schedule 1 also includes each party to whom payment was made from such Advance Disbursement and a description of the purpose of such payments, specifying the line item relating to each such payment.  The information set forth in Schedule 1 is true, correct and complete in all material respects.

2.             [For Soft Cost Disbursements Only:]  With respect to Soft Cost Disbursements, Schedule 1 accurately lists each party and/or purpose for which payment is requested and, for each line item and for each party and/or purpose for which payment is requested with respect to such line item, the following:  (a) the name of the payee to be paid, (b) the current payment requested, and (c) a description of the purpose of such payment, specifying the line item relating to each such payment.  In the event that any Advance Disbursements have been made and have not otherwise been documented as required hereunder and under the Disbursement Agreement, Schedule 1 also includes each party to whom payment was made from such Advance Disbursement and a description of the purpose of such payments specifying the line item relating to each such payment.  The information set forth in Schedule 1 is true, correct and complete in all material respects.

3.             [For Hard Cost Disbursements Only:] With respect to Hard Cost Disbursements, the Issuers have delivered or caused to be delivered to the Disbursement Agent (a) true and complete invoices that have been tendered for all Hard Costs for which disbursement is requested hereunder, (b) duly executed conditional or unconditional (as applicable) lien releases from all contractors, suppliers and materialmen (including the General Contractor) having provided work, materials and/or services relating to the Facility (except as to Retainage Amounts and such amounts as the Company reasonably withheld for good cause) pursuant to Contracts with the Company for all disbursements identified on this Disbursement Request and (c) duly executed acknowledgments of payment and unconditional lien releases from all payees identified on the previous Disbursement Request as a party to a Contract with the Company for payment of Hard Costs and acknowledging the receipt by such payee of all sums payable to such Person from previous Disbursement Requests (except as to Retainage Amounts and such amounts as the Company reasonably withheld for good cause).

4.             The Construction Disbursement Budget presently in effect for the Facility is dated [                            ] [choose one of the following] [and has not been amended] [and includes all amendments through Construction Disbursement Budget Amendment No.         ].  Such Construction Disbursement Budget accurately sets forth the anticipated Construction Expenses through the date of Opening in the aggregate and for each line item and in accordance with the Plans.  The total payments by the Issuers with respect to each line item component described in the Construction Disbursement Budget (plus any Retainage Amounts held for such line item) after giving effect to the requested Disbursement shall not exceed the amount budgeted on the Construction Disbursement Budget for such line item.  Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Company reasonably believes that the estimated cost to complete such work or payment will not exceed, in any material respect, the difference between (a) the Remaining Amount budgeted for such line item on the Construction Disbursement Budget and (b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and (ii) any Retainage Amounts then held with respect to such line item.

5.             After giving effect to the requested disbursement from the Construction Disbursement Account and the payments contemplated from the Disbursed Funds Account in connection therewith, together with, in the event any Advance Disbursements have been made on or prior to the date hereof and have not otherwise been documented as required under the Disbursement Agreement, each such Advance Disbursement from the Construction Disbursement Account, there are reasonably expected to be sufficient Available Funds to pay for the anticipated costs described in paragraph 4 above (and the component parts thereof) in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget, and the Issuers do not believe that any other Material Construction Expenses are required to be paid or incurred by the Issuers in order to cause the Opening to occur and the Facility to be completed in accordance with the Plans.

6.             [Hard Costs Only:]  As of the date hereof, the Issuers have submitted to the Disbursement Agent all Plans applicable to the Disbursement requested herein which, as of the date hereof, constitute Final Plans.  All disbursements requested under this Disbursement Request are for the payment of Construction Expenses incurred for work pursuant to such Final Plans and which will permit the Issuers to complete construction of the Facility and will permit the Opening to occur.  The construction performed as of the date hereof is in substantial compliance with the Final Plans and the Disbursement is appropriate in light of the percentage of construction completed, the amount of stored materials and advance deposits required for materials provided for in the Construction Disbursement Budget presently in effect.

7.             All disbursements previously requested by the Issuers and made by the Disbursement Agent into the Disbursed Funds Account prior to the date hereof (other than Advance Disbursements permitted to be outstanding under the Disbursement Agreement) have been disbursed by the Issuers in substantially the manner certified by the Issuers in the applicable Construction Disbursement Request (except as such amounts as the Company reasonably withheld for good cause) or Advance Disbursement Request (as applicable).

8.             The Company has previously delivered to the Disbursement Agent copies of all Material Construction Documents to which the Company is a party for the Facility and, with respect to each such Material Construction Document:  (a) a Consent to Collateral Assignment of Contract substantially in the form attached as Exhibit G to the Disbursement Agreement, executed by the Contractor under each such Material Construction Document; and (b) copies of such performance and/or payment bonds (naming the Company and the Trustee as co-obligees), if any, as the Company may require to be provided to the Company pursuant to any such Material Construction Document.  Each such bond continues to be enforceable and has not been terminated or canceled (except in accordance with its terms upon completion of the respective work or delivery of the respective materials).

9.             [For Disbursements Immediately Following Completion Of Any Foundation For Any Building Within the Facility:] The Issuers have delivered to the Disbursement Agent, on a building-by-building basis, a foundation endorsement from the Title Company insuring that the foundations for each building within the Project are constructed wholly within the boundaries of the Property and does not encroach on any easements except for such encroachments or violations which are not reasonably expected to have a material adverse effect on the placement, use or enjoyment of the Facility.

10.           [For the Final CDA Disbursement Only:]  There is no ongoing construction in connection with the Facility (other than maintenance and repairs in the ordinary course of business and all punch list items (exclusive of Retainage Amounts), in an aggregate amount (exclusive of Retainage Amounts) not to exceed $500,000).  As of the date hereof, the amount necessary to complete the Facility in substantial compliance with the Final Plans, including all punch list items, is $               (the “Reserved Construction Amount”).  The Issuers represent, warrant and covenant that an amount equal to the sum of (i) the Reserved Construction Amount and (ii) any unpaid Retainage Amounts due and owing as of the date hereof or hereafter shall be deposited in the Disbursed Funds Account from the proceeds of the Final CDA Disbursement and the Issuers shall use such funds to pay Construction Expenses (including such Retainage Amounts as the same become due and payable) to complete the Facility in accordance with the Final Plans, including all punch list items.

11.           All Agreed Permits (as set forth on Exhibit 4 to the Issuers’ Closing Certificate) have either been obtained by the General Contractor or the Issuers and are in full force and effect on the date hereof unless such Agreed Permit is not yet required to be obtained or the failure to obtain such Agreed Permit is not reasonably expected to have a material adverse effect on completion of the Facility.  If such Agreed Permit is not yet required and has not been obtained, the Issuers expect that such Agreed Permit will be in full force and effect on or prior to the date on which it is required to be in full force and effect and the Issuers know of no reason why any such Agreed Permit will not be obtained by said date.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing.

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

SCHEDULE 1 TO ATTACHMENT A TO EXHIBIT D-1

Facility Cost Schedule for Construction Disbursement Request No.

[Attached]

SCHEDULE 1 TO ATTACHMENT A TO EXHIBIT D-1

DATE:

CONSTRUCTION EXPENSES – HARD COSTS
Line Item:

(i)	(ii)	(iii)	(iv)	(v)	(vi)	(vii)	(viii)	(ix)	(x)
Payee	Current Payment Amount	Increase/Decrease in Retainage Amount Since Last Disbursement Request	Total Amount Payable Under Construction Contract Terms	Payments Under Construction Contract Prior to Issue Date	Payments Under Construction Contract From and After Issue Date	Total Payments to Date [(v) + (vi)]	Aggregate Accrued and Unpaid Retainage Amounts for Construction Contract	% of Construction Contract Work Completed	Amount Earned to Date [(vii) + (viii)]

Total for Line Item
Line Item:

Total for Line Item
Line Item:

SCHEDULE 1 TO ATTACHMENT A TO EXHIBIT D-1

CONSTRUCTION EXPENSES – SOFT COSTS
Line Item:

(i) Payee	(ii) Current Payment Amount	(iii) Description of Purpose of Soft Cost Construction Expense

Total for Line Item
Line Item:

Total for Line Item
Line Item:

SCHEDULE 1 TO ATTACHMENT A TO EXHIBIT D-1

CONSTRUCTION EXPENSES
Line Item:

(i) Payee	(ii) Current Payment Amount

Total for Line Item
Line Item:

Total for Line Item

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT D-2

Form of Advance Disbursement Request and Certificate

[date]

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Advance Disbursement Request No.
under Cash Collateral and Disbursement Agreement
Amount Requested:  $

Ladies and Gentlemen:

Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”), hereby submit this Advance Disbursement Request and Certificate (the “Disbursement Request”) pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of you is a party.  Capitalized terms used and not otherwise defined herein without definition shall have the meanings given in the Disbursement Agreement.

The Issuers hereby request that the Disbursement Agent make a disbursement of $                   from the Construction Disbursement Account to the Disbursed Funds Account.

In connection with the requested Disbursement, the Issuers represent, warrant and certify as follows:

1.             Attached hereto as Attachment A is the Advance Disbursement Officer’s Certificate (including all required exhibits and attachments thereto), executed and completed as to the information required therein, required to be delivered by the Issuers pursuant to Section 6.2.3 of the Disbursement Agreement.

2.             Amounts disbursed pursuant to this Disbursement Request shall be used solely for the following purposes in connection with the Facility:

3.             Immediately prior to and after giving effect to this disbursement, there is and there will be no Default or Event of Default.

4.             [If the First Disbursement Request Only:]  Attached hereto as Attachment B is the First Disbursement Officer’s Certificate (including all required exhibits and attachments thereto), executed and completed as to the information required therein, required to be delivered by the Issuers pursuant to Section 6.2.4 of the Disbursement Agreement.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in connection with the Advance Disbursements.

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

ATTACHMENT A TO EXHIBIT D-2

Form of Issuers’ Officer’s Certificate
for Advance Disbursement Request and Certificate

[date]

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Issuers’ Officer’s Certificate for
Advance Disbursement Request No.              under
Cash Collateral and Disbursement Agreement
Amount Requested:  $

Ladies and Gentlemen:

Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”), hereby submit this Officer’s Certificate pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of you is a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Issuers have submitted to the Disbursement Agent the Advance Disbursement Request and Certificate, to which this Officer’s Certificate is attached, requesting that the Disbursement Agent make a disbursement of $                   from the Construction Disbursement Account to the Disbursed Funds Account.

In connection with the requested Disbursement, the Issuers represent, warrant and certify as follows:

1.             In the event that any Advance Disbursements have previously been made, the Issuers have provided (or will provide within the period specified under the Disbursement Agreement) the same supporting documentation as is required under the Disbursement Agreement with respect to Construction Disbursement Requests within thirty (30) days after each such Advance Disbursement was made.

2.             The amount of the requested Disbursement hereunder, together with Advance Disbursements previously made to the Issuers which have not otherwise been documented as required in the Disbursement Agreement, do not exceed the amount of One Million Five Hundred Thousand Dollars ($1,500,000).

3.             The Construction Disbursement Budget presently in effect for the Facility is dated [                            ] [choose one of the following] [and has not been amended] [and includes all amendments through Construction Disbursement Budget Amendment No.         ].  Such Construction Disbursement Budget accurately sets forth the anticipated Construction Expenses through the Opening in the aggregate and for each line item and in accordance with the Plans.  The total payments by the Issuers with respect to each line item component described in the Construction Disbursement Budget (plus any Retainage Amounts held for such line item) after giving effect to the requested Disbursement shall not exceed the amount budgeted on the Construction Disbursement Budget for such line item.  Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Issuers reasonably believe that the estimated cost to complete such work or payment will not exceed the difference between (a) the Remaining Amount budgeted for such line item on the Construction Disbursement Budget and (b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and (ii) any Retainage Amounts then held with respect to such line item.

4.             The total payments by the Issuers with respect to each line item component described on the Construction Disbursement Budget (plus any Retainage Amounts held for such line item), after giving effect to the requested Advance Disbursement, shall not exceed the amount budgeted on the current Construction Disbursement Budget for such line item.  Further, to the extent the work or payment required in connection with any line item has not yet been completed, the Issuers reasonably believe that the estimated cost to complete such work or payment will not exceed the difference between:  (a) the amount budgeted for such line item on such Construction Disbursement Budget and (b) the sum of (i) the total payments theretofore disbursed from the Disbursed Funds Account with respect to such line item and (ii) any Retainage Amounts then held with respect to such line item.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in connection with the Advance Disbursements.

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT D-3

Form of First Disbursement Officer’s Certificate

[date]

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
First Disbursement Officer’s Certificate

Ladies and Gentlemen:

This Officer’s Certificate is delivered to you pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), by and among U.S. Bank National Association, as Disbursement Agent, U.S. Bank National Association, as Trustee, and Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

The Issuers hereby certify to each of you as follows:

1.             The Initial Construction Disbursement Budget attached hereto as Exhibit 1 constitutes, in all material respects, the Construction Disbursement Budget presently in effect for the Facility.

2.             The Initial Construction Disbursement Budget accurately and completely sets forth, in all material respects, (i) the anticipated Construction Expenses and (ii) the various components of the Facility identified thereon as line items, all within the respective line item allocations established for those components set forth in the Initial Construction Disbursement Budget.

3.             As of the date hereof, there are sufficient Available Funds to pay for (i) the anticipated costs described in paragraph 2 above in accordance with the Disbursement Agreement and (ii) such other Construction Expenses that the Issuers reasonably believe are necessary in order to cause the Opening to occur (in each case after giving effect to the Initial Disbursements and excluding interest to be paid on each of the Interest Payment Dates).

4.             The Issuers and the General Contractor have entered into the GMP Change Order attached hereto as Exhibit 2.  [[Only in the event that the GMP Change Order establishes a GMP in excess of the Maximum GMP:]  The Issuers have deposited (or, concurrently with submitting this Officer’s Certificate, are depositing) into the Construction Disbursement Account an amount equal to the excess of the GMP established by the GMP Change Order over the Maximum GMP.]

5.             Attached hereto as Exhibit 3 is (i) a list of all contractors, suppliers and materialmen (including the General Contractor) that have provided work, supplies and/or labor to date in connection with the Facility pursuant to Contracts, (ii) a list of all contractors, suppliers and materialmen (including the General Contractor) that have provided material work, supplies and/or labor in connection with the Facility that will receive payment pursuant to the Initial Disbursements Certificate, (iii) a list of all amounts which are to be paid to the Company as reimbursement of Construction Expenses incurred by one or both of the Issuers prior to the Issue Date, and (iv) to the extent available after commercially reasonable efforts, lien releases in the form specified by Iowa Code Section 572.33 (unconditional if such Persons have been paid to date and conditional if such Persons have not been paid to date) from all contractors, suppliers and materialmen (including the General Contractor) that have provided work, supplies and/or labor to date in connection with the Facility pursuant to Contracts (except as to Retainage Amounts and such amounts as the Company determines to have been reasonably withheld) for all disbursements to such contractors, suppliers and/or materialmen identified in the Initial Disbursements Certificate.  All work performed and materials delivered to date by such contractors, suppliers and materialmen (including the General Contractor) that have provided work, supplies and/or materials in connection with the Facility pursuant to Contracts and which could result in a material Lien against the Property by such contractors, suppliers and materialmen have been previously paid by the Company or will be timely paid with the proceeds of the Initial Disbursements (in each case subject to withheld Retainage Amounts), and the Issuers have no actual knowledge that any material Lien, notice of a material Lien, or notice of extension of time for filing of a material Lien has been filed against the Property in favor of any contractor, supplier or materialman (including the General Contractor) that have provided work, supplies and/or labor to date pursuant to Contracts which has not been bonded, insured over or removed of record prior to the date hereof.

6.             Each representation and warranty of (a) the Issuers and their Affiliates set forth in the Disbursement Agreement or in any of the other Operative Documents, or in any certificates delivered in connection with any of the foregoing, is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date) and (b) to the Issuers’ knowledge, the General Contractor, the Architect and each other party (other than the Issuers or their Affiliates) to a Material Construction Document set forth in any of the Operative Documents is true, correct and complete in all material respects as if made on the date hereof (except that any representation and warranty that relates expressly to an earlier date shall be deemed made only as of such earlier date).

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing.

Attached to this Officer’s Certificate as Exhibits 4 and 5 are certificates from the General Contractor and the Manager, respectively.

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 1 TO EXHIBIT D-3

Initial Construction Disbursement Budget for the Facility

See attached.

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 2 TO EXHIBIT D-3

GMP Change Order

See attached.

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 3 TO EXHIBIT D-3

Mechanic’s Liens for the Facility

(i)                                     List of contractors, suppliers and materialmen (including the General Contractor) that have provided material work, supplies and/or labor to date pursuant to contracts with the Company

See attached.

(ii)                                  List of contractors, subcontractors, suppliers and materialmen to receive payment pursuant to the Initial Disbursements Certificate

See attached.

(iii)                               List of all amounts to be paid to the Company as reimbursement of Construction Expenses incurred by the Issuers prior to the Issue Date:

See attached.

(iv)                              List required Lien releases for parties identified in (i)

See attached.

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 4 TO EXHIBIT D-3

Form of General Contractor’s First Disbursement Certificate

[date]

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
General Contractor’s First Disbursement Certificate

Ladies and Gentlemen:

Reference is made to the Standard Form of Agreement Between Owner and Contractor (AIA Documents A111-1997 edition) and General Conditions of the Contract for Construction (AIA Documents 201-1997 edition) (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Construction Contract”), between Diamond Jo Worth, LLC, as Owner, and Henkel Construction Company, as Contractor (the “General Contractor”), for the construction of the Project (as defined in the Construction Contract).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Construction Contract.  The General Contractor hereby certifies to each of you as follows:

1.             The General Contractor has reviewed the Initial Construction Disbursement Budget attached to the First Disbursement Officer’s Certificate as Exhibit 1 and the GMP Change Order attached to the First Disbursement Officer’s Certificate as Exhibit 2.

2.             The Work to be performed by the General Contractor pursuant to the Construction Contract is included in the Initial Construction Disbursement Budget.

3.             The Work to be performed by the General Contractor pursuant to the Construction Contract may be completed in accordance therewith.

4.             The General Contractor is not and, to the knowledge of the General Contractor, the Company is not, or (but for the passage of time or the giving of notice or both) will be, in breach of any material obligation under the Construction Contract.

5.             The General Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing.

Henkel Construction Company,
as General Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 5 TO EXHIBIT D-3

Form of Manager’s First Disbursement Certificate

[date]

U.S. Bank National Association,
  as Disbursement Agent
60 Livingston Avenue
St. Paul, Minnesota 55107

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Cash Collateral and Disbursement Agreement:
Manager’s First Disbursement Certificate

Ladies and Gentlemen:

The undersigned (the “Manager”) hereby certifies to each of you as follows:

1.             The Manager has reviewed the Issuers’ Closing Certificate and the Cash Collateral and Disbursement Agreement, dated as of July 19, 2005, to which the Issuers are a party (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to the extent necessary to understand the defined terms contained herein and in the Issuers’ Closing Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

2.             The Manager hereby certifies and confirms the accuracy of the certifications in the above-referenced First Disbursement Officer’s Certificate; provided that where any certification of the Issuers is limited to the Issuers’ knowledge or belief, for the purpose of this certificate, such certification shall instead be made to the Manager’s knowledge or belief, as applicable.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing.

Peninsula Gaming, LLC,
as Manager

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT E

Form of Construction Disbursement Budget Amendment Certificate

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Amendment No.
to Construction Disbursement Budget for the Facility

Ladies and Gentlemen:

Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”), request that the Construction Disbursement Budget for the Facility (the “Construction Disbursement Budget”) be amended as set forth on Schedule 1 to this certificate.  This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of you is a party.  Capitalized terms used and otherwise not defined herein shall have the meanings given in the Disbursement Agreement.  In connection with the requested Construction Disbursement Budget amendment, the Issuers hereby represent, warrant and certify as follows:

1.             The proposed amendment is set forth in Schedule 1 hereto.  The proposed amendment is reasonably necessary in order to complete the work represented by any line item or line items in the Construction Disbursement Budget presently in effect (prior to giving effect to the proposed amendment) and is not reasonably expected to result in a material reduction of the scope or quality of the work constituting the design or construction of the Facility.

2.             The following circumstances resulted in the reasonable necessity of the proposed amendment:

3.             The circumstances described in paragraph 2 above were not reasonably anticipated by the Issuers in preparing the Construction Disbursement Budget in effect immediately prior to the proposed amendment for the following reasons:

4.             The Construction Disbursement Budget in effect immediately prior to the proposed amendment is attached to this Construction Disbursement Budget Amendment Certificate as Schedule 2, and the Construction Disbursement Budget which will be in effect upon the effectiveness of the proposed amendment is attached to this Construction Disbursement Budget Amendment as Schedule 3.

5.             After giving effect to the proposed amendment:  (i) the Construction Disbursement Budget will include, in all material respects, all costs to be incurred in causing the Opening to occur and the Facility to be completed in accordance with the Plans with not less than the Minimum Facilities; (ii) the Available Funds are reasonably expected to be sufficient to cause the Opening to occur and the Facility to be completed in accordance with the Plans in accordance with the aggregate amounts (and line items) set forth in the Construction Disbursement Budget; and (iii) the Construction Disbursement Budget will continue to reasonably establish the line item components of the work required to be undertaken in order to complete construction of the Facility, and will continue to reasonably establish the cost of completing each line item component of such work.

6.             After giving effect to the proposed amendment, the Construction Disbursement Budget accurately sets forth in all material respects the anticipated Construction Expenses both in the aggregate and for each line item through completion of the construction of the Facility.

7.             [If Any Line Item On The Construction Disbursement Budget Is Reduced:]  The Issuers reasonably expect that the work represented by the line item entitled                           will be completed for a total cost of approximately $                , which amount is less than $                       [should correspond to $ amount set forth in the Construction Disbursement Budget prior to proposed amendment] and such savings will be reallocated, pursuant to the amendment, to another line item in the Construction Disbursement Budget, whether Hard Costs or Soft Costs.

8.             The construction performed as of the date hereof is in substantial compliance with the Plans.

9.             Immediately prior to and upon giving effect to the Construction Disbursement Budget Amendment, there is and will be no Default or Event of Default.

The undersigned certify that the Construction Disbursement Budget Amendment contemplated hereby is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing.

Attached hereto as Exhibits 1, 2, 3 and 4 are the certificates of the General Contractor (if applicable), the applicable Contractor, Architect and the Manager, respectively.

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 1 TO EXHIBIT E

Proposed Construction Disbursement Budget Amendment

Amendment No.      to Construction Disbursement Budget.

I.	Increases To Line Items:

The Following Line Item Is Increased:

Old Amount of Line Item:

Amount of Increase:

New Total For Line Item:

Source of Funds For Increase:

	Source	Amount

	Realized Savings		(1)

Additional Revenue

Total

II.	Decreases To Line Items:

The Following Line Item Is Decreased:

Old Amount of Line Item:

Amount of Decrease:

New Amount of Line Item:

Reason For Decrease of Line Item:

(1)           Source and documentation (e.g., receipts for purchased goods or invoices for services) for Realized Savings are attached.

Source			Amount

Realized Savings				(2)

III.	New Construction Disbursement Budget Totals

	a.	The total Construction Disbursement Budget for the Facility is now:	$

	b.	The amount disbursed to date for the Facility is:	$

	c.	Remaining amounts to be spent:	$

	d.	Available Funds for the Facility:	$

(2)           Source and documentation (e.g., receipts for purchased goods or invoices for services) for Realized Savings are attached.

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 2 TO EXHIBIT E

Existing Construction Disbursement Budget(3)

[To be attached by the Issuers]

(3)           (or portion thereof being amended)

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 3 TO EXHIBIT E

Proposed Revised Construction Disbursement Budget

[To be attached by the Issuers]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 1 TO EXHIBIT E

Form of Certificate of the General Contractor
Construction Disbursement Budget Amendment

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Amendment No.                    to Construction Disbursement Budget
for the Facility

Ladies and Gentlemen:

Reference is made to the Standard Form of Agreement Between Owner and Contractor (AIA Documents A111-1997 edition) and General Conditions of the Contract for Construction (AIA Documents 201-1997 edition) (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Construction Contract”), between Diamond Jo Worth, LLC, as Owner, and Henkel Construction Company, as Contractor (the “General Contractor”), for the construction of the Project (as defined in the Construction Contract).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Construction Contract.  The General Contractor hereby certifies to each of you as follows:

1.             The General Contractor has reviewed Schedule 1 attached to this Exhibit E.

2.             The General Contractor hereby certifies and confirms that the proposed increase or decrease in the Contract Sum, as the case may be, is set forth in Change Order Number             .

3.             After giving effect to the Change Order, the Guaranteed Maximum Price will be increased or decreased as set forth in such Change Order.

4.             The Work to be performed by the General Contractor pursuant to the Construction Contract will be constructed in accordance therewith, including all amendments through Change Order Number                             .

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the amendment to the Construction Disbursement Budget.

Henkel Construction Company,
as General Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 2 TO EXHIBIT E

Form of Certificate of Contractor
Construction Disbursement Budget Amendment

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Amendment No.                    to Construction Disbursement Budget
for the Facility

Ladies and Gentlemen:

Reference is made to the [Standard Form of Agreement Between Owner and Contractor (AIA Documents A111-1997 edition) and General Conditions of the Contract for Construction (AIA Documents 201-1997 edition)] (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Contract”) between Diamond Jo Worth, LLC and [Name of Contractor] (the “Contractor”), for the construction of the Project (as defined in the Contract).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Contract.  The Contractor hereby certifies to each of you as follows:

5.             The Contractor has reviewed Schedule 1 attached to this Exhibit E.

6.             The Contractor hereby certifies and confirms that the proposed increase or decrease in the Contract Sum, as the case may be, is set forth in Change Order Number             .

7.             After giving effect to the Change Order, the Contract Sum will be increased or decreased as set forth in such Change Order.

8.             The Work to be performed by the Contractor pursuant to the Contract will be constructed in accordance therewith, including all amendments through Change Order Number                             .

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the amendment to the Construction Disbursement Budget.

[Name of Contractor],
as Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 3 TO EXHIBIT E

Form of Certificate of the Architect
Construction Disbursement Budget Amendment

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Amendment No.                    to Construction Disbursement Budget
for the Facility

Ladies and Gentlemen:

The undersigned (the “Architect”), hereby certifies as follows:

1.             The Architect has reviewed the above-referenced Construction Disbursement Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”), is a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

2.             The Architect hereby certifies that, to the best of its knowledge and belief, based on its limited visual observation and the information provided to the Architect, the construction of the Facility to date is substantially in compliance with the intent of the Plans as prepared by the Architect.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the amendment to the Construction Disbursement Budget.

Kittrell Garlock and Associates, AIA, Ltd.,
as Architect

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 4 TO EXHIBIT E

Form of Certificate of the Manager
Construction Disbursement Budget Amendment

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Amendment No.                    to Construction Disbursement Budget
for the Facility

Ladies and Gentlemen:

The undersigned (the “Manager”), hereby certifies as follows:

1.             The Manager has reviewed the above-referenced Construction Disbursement Budget Amendment Certificate and the Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and together with the Company, the “Issuers”), is a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

2.             The Manager hereby certifies and confirms the accuracy of the certifications in the above-referenced Construction Disbursement Budget Amendment Certificate; provided that where any certification of the Issuers is limited to the Issuers’ knowledge or belief for the purpose of this certificate, such certification shall be instead be made to the Issuers’ knowledge or belief as applicable.

3.             The undersigned has no reason to believe that the proposed amendment is not consistent with the Final Plans and such further Plans that the undersigned reasonably believes will become the Final Plans.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing and making the amendment to the Construction Disbursement Budget.

Peninsula Gaming, LLC,
as Manager

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT F-1

Form of Contract Amendment Certificate

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp. (the “Issuers”)
Amendment No.        to Contract dated                 ,
(the “Contract”), between Diamond Jo Worth, LLC
and Diamond Jo Worth Corp., and
[Name of Contractor] (“Contractor”)

Ladies and Gentlemen:

The Issuers request that the above-referenced Contract be amended as set forth on Schedule 1 to this certificate.  This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which each of you is a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.  In connection with the requested Contract amendment, the Issuers hereby represent, warrant and certify as follows:

1.             The proposed Contract amendment is attached as Schedule 1 hereto.  The amendment is reasonably necessary in order to complete the Facility.

2.             The following circumstances resulted in the necessity of the proposed amendment:

3.             After giving effect to such amendment (and any related amendment to the Construction Disbursement Budget for the Facility):

a.                                       The Construction Documents will continue to call for construction of improvements constituting the Facility that will include at least the Minimum Facilities;

b.                                      The amendment will not materially adversely affect the scope, quality or value of the Facility for the following reasons:

c.                                       If the amendment will effect a reduction in the scope of the work to be performed by the General Contractor, then the work eliminated from the scope of work either (i) is not necessary to complete the Facility including at least the Minimum Facilities in accordance with the Plans and all applicable building laws, ordinances and regulations, or (ii) to the extent necessary for the completion of the Facility including at least the Minimum Facilities in accordance with the Plans and all applicable building laws, ordinances and regulations, will be completed by the contractors set forth below under the new or amended contracts described below.  Each such contractor is competent to perform the work called for by the new or amended contract in exchange for the payments contemplated thereby, and each such contract or amendment thereto complies in all material respects with all applicable provisions of Article 8 of the Disbursement Agreement.

Work	Contractor	Contract

d.                                      The Issuers will continue to be able to complete the work within the line items pertaining to the Contract in a timely manner, so as to permit completion of the Facility including at least the Minimum Facilities, and within the aggregate amounts specified for the line items on the Construction Disbursement Budget.

4.             After giving effect to the proposed amendment (and any related amendment to the Construction Disbursement Budget), the Construction Disbursement Budget sets forth the anticipated Construction Expenses both in the aggregate and for each line item through completion of the construction of the Facility and the various components of the Facility, all within the line item allocations established for those components set forth in the Construction Disbursement Budget.

5.             Prior to and after giving effect to the amendment, there is and will be no Default or Event of Default.

The undersigned certifies that this Contract Amendment Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

[signature page follows]

The foregoing representations and certifications are true, complete and correct, in all material respects, and the Disbursement Agent is entitled to rely on the foregoing.

Attached to this Contract Amendment Certificate as Exhibit 1 is a certificate from the Manager and [For Contracts relating to Hard Costs only: as Exhibits 2 and 3 are certificates from the General Contractor and the Architect, respectively].

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 1 TO EXHIBIT F-1

Copy of Executed Contract Amendment

[To be attached by the Issuers]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 1 TO EXHIBIT F-1

Form of Certificate of Manager
Contract Amendment

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp. (the “Issuers”)
Amendment No.        to Contract dated                      (the “Contract”)
between Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
and [Name of Contractor] (“Contractor”)

Ladies and Gentlemen:

The undersigned (the “Manager”) hereby certifies as follows:

1.             The Manager has reviewed the above-referenced Contract, as well as the above-referenced Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which the Issuers are a party, to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

2.             The Manager hereby certifies and confirms the accuracy of the certifications in the above-referenced Contract Amendment Certificate.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing relative to the amendment to the Contract.

Peninsula Gaming, LLC,
as Manager

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 2 TO EXHIBIT F-1

Form of Certificate of General Contractor
Contract Amendment

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp. (the “Issuers”)
Amendment No.        to Contract dated                      (the “Contract”)
between Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
and [Name of Contractor] (“Contractor”)

Ladies and Gentlemen:

Reference is made to the Standard Form of Agreement Between Owner and Contractor (AIA Documents A111-1997 edition) and General Conditions of the Contract for Construction (AIA Documents 201-1997 edition) (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Construction Contract”), between Diamond Jo Worth, LLC, as Owner, and Henkel Construction Company, as Contractor (the “General Contractor”), for the construction of the Project (as defined in the Construction Contract).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Construction Contract.  The General Contractor hereby certifies to each of you as follows:

1.  The General Contractor has reviewed the Change Order attached to this Exhibit F as Schedule 1.

2.  The General Contractor hereby certifies and confirms that the proposed amendment to the Construction Contract is set forth in Change Order Number               .

3.  The General Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing relative to the amendment to the Contract.

Henkel Construction Company,
as General Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 3 TO EXHIBIT F-1

Form of Certificate of Contractor
Contract Amendment

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp. (the “Issuers”)
Amendment No.        to Contract dated                      (the “Contract”)
between Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
and [Name of Contractor] (“Contractor”)

Ladies and Gentlemen:

Reference is made to the [Standard Form of Agreement Between Owner and Contractor (AIA Documents A111-1997 edition) and General Conditions of the Contract for Construction (AIA Documents 201-1997 edition)] (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Contract”) between Diamond Jo Worth, LLC and Contractor for the construction of the Project (as defined in the Contract).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Contract.  The Contractor hereby certifies to each of you as follows:

1.  The Contractor has reviewed the Change Order Number          attached to this Exhibit F as Schedule 1.

2.  The Contractor hereby certifies and confirms that the proposed amendment to the Contract is set forth in such Change Order.

3.  The Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and the Disbursement Agent is entitled to rely on the foregoing relative to the amendment to the Contract.

[Name of Contractor],
as Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 4 TO EXHIBIT F-1

Form of Certificate of Architect
Contract Amendment

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp. (the “Issuers”)
Contract Amendment Certificate dated [                  ]
between Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
and [Name of Contractor] (“Contractor”)

Ladies and Gentlemen:

The undersigned (the “Architect”) hereby certifies as follows:

1.             The Architect has reviewed the above referenced Contract Amendment Certificate and the Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (the “Agreement”), to which the Issuers are a party to the extent necessary to understand the defined terms contained herein and in the Contract Amendment Certificate that are incorporated by reference from the Agreement, and to provide the certification contained herein.

2.             The Architect hereby certifies and confirms to the best of its knowledge and belief based on its review of the above referenced Contract Amendment Certificate and the information provided by and on behalf of the Issuers and the Contractor with respect to the Plans prepared by the Architect that either:

a.                                       The Contract Amendment will not effect a reduction in the scope of the work necessary for the completion of the Facility including the Minimum Facilities; or

b.                                      If the Contract Amendment will effect a reduction in the scope of the work necessary for the completion of the Facility including the Minimum Facilities, those portions of the Facility which will no longer be constructed pursuant to the Construction Contract are included within the scope of work under the new or amended Contracts described below.

PROJECT:

Work	Contractor	Construction Contract

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing the amendment to the Contract.

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

Kittrell Garlock and Associates, AIA, Ltd.,
as Architect

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT F-2

Form of Additional Contract Certificate

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp. (the “Issuers”)
[Name of contract] dated [                ](the “Contract”),
between Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
and [Name of Contractor] (“Contractor”)

Ladies and Gentlemen:

The Company requests that the above-referenced Contract, a copy of which is attached hereto as Schedule 1 (together with a Consent to Collateral Assignment of Contract in the form of Exhibit G to the Disbursement Agreement duly executed by Contractor, a copy of which is attached hereto as Schedule 2), be approved and made effective.  This certificate is delivered pursuant to that certain Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which you are a party.  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

In connection with entering into the Contract, the Issuers hereby represent, warrant and certify as follows:

1.             The work to be performed under the Contract relates to the following line item under the Construction Disbursement Budget presently in effect and consists of the following:

Such work is in substantial compliance with the Plans.

2.             The Contract provides, in all material respects, for the Issuers to complete the work within the line items of the Construction Disbursement Budget presently in effect pertaining to the Contract in a timely manner, and including the Minimum Facilities, and within the aggregate amounts specified for the line item in the Construction Disbursement Budget presently in effect.  The Contractor is competent to perform the work called for by the Contract in exchange for the payments contemplated thereby,

3.             Prior to and after giving effect to the Contract, there is and will be no Default or Event of Default.

4.             The entering into the Contract and the performance of the work thereunder [will/will not] require an amendment to the Construction Disbursement Budget.  [if it will, add:  Attached hereto is a duly completed and executed Construction Disbursement Budget Amendment Certificate describing such amendment].

5.             After giving effect to the Contract (and any related amendment to the Construction Disbursement Budget) and the performance of the work under the Contract the Available Funds will be sufficient to cause the Opening to occur.

6.             The Company’s entering into the proposed Contract is permitted under Section 8.3 of the Disbursement Agreement and all conditions precedent thereto have been met.

The undersigned certifies that this Additional Contract Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Indenture, and all conditions precedent thereto have been met.

[signature page follows]

The foregoing representations and certifications are true, complete and correct and each of the Disbursement Agent is entitled to rely on the foregoing.

Attached to this Contract Amendment Certificate as Exhibit 1 is a certificate from the Manager and [For Contracts relating to Hard Costs only: as Exhibits 2 and 3 are certificates from the applicable Contractor and the Architect, respectively].

DIAMOND JO WORTH, LLC,
a Delaware limited liability company

By:
Name:
Title:

DIAMOND JO WORTH CORP.,
a Delaware corporation

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 1 TO EXHIBIT F-2

Copy of Executed Contract

[To be attached by the Issuers]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

SCHEDULE 2 TO EXHIBIT F-2
Copy of Executed Consent to Collateral Assignment of Contract

[To be attached by the Issuers]

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 1 TO EXHIBIT F-2

Form of Certificate of Manager
Additional Contract Certificate

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp. (the “Issuers”)
Additional Contract Certificate dated [                        ], relating to
[Name of Contract] dated [                              ] (the “Contract”)
between Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
and [Name of Contractor] (“Contractor”)

Ladies and Gentlemen:

The undersigned (the “Manager”) hereby certifies as follows:

1.             The Manager has reviewed the above-referenced Contract, as well as the above-referenced Additional Contract Certificate and the Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Disbursement Agreement”), to which the Issuers are parties, to the extent necessary to understand the defined terms contained herein and in the Additional Contract Certificate that are incorporated by reference from the Disbursement Agreement, and to provide the certification contained herein.

2.             The Manager hereby certifies and confirms the accuracy of the certifications in the above-referenced Additional Contract Certificate; provided that where any certification of the Issuers is limited to the Issuers’ knowledge or belief for the purpose of this certificate, such certification shall instead be made to the Manager’s knowledge or belief as applicable.

[signature page follows]

The foregoing representations and certifications are true, complete and correct, in all material respects,  and the Disbursement Agent is entitled to rely on the foregoing relative to authorizing the Issuers to enter into the Contract.

Peninsula Gaming, LLC,
as Manager

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 2 TO EXHIBIT F-2

Form of Certificate of Contractor
Additional Contract Certificate

July 19, 2005

U.S. Bank National Association,
  as Trustee
60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
Additional Contract Certificate dated [                        ], relating to
[Name of Contract] dated [                              ] (the “Contract”)
between Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
and [Name of Contractor] (“Contractor”)

Ladies and Gentlemen:

Reference is made to the [Standard Form of Agreement Between Owner and Contractor (AIA Documents A111-1997 edition) and General Conditions of the Contract for Construction (AIA Documents 201-1997 edition)] (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Contract”), between Diamond Jo Worth, LLC and [Name of Contractor] (“Contractor”), for the Work (as defined in the Contract).  Capitalized terms used and not otherwise defined herein shall have the meanings given in the Contract.  The Contractor hereby certifies to each of you as follows:

1.             The Work to be performed by the Contractor pursuant to the Contract is set forth therein.

2.             The Work to be performed by the General Contractor pursuant to the Construction Contract may be completed in accordance therewith.

3.             The Contractor is not and, to the knowledge of the Contractor, the Company is not, or (but for the passage of time or the giving of notice or both) will be, in breach of any material obligation under the Contract.

4.             The Contractor makes no certification or confirmation relating to the status of Gaming Licenses or compliance with Gaming Laws.

[signature page follows]

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing.

[Name of Contractor],
as Contractor

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT 3 TO EXHIBIT F-2

Form of Certificate of Architect
Additional Contract Certificate

[date]

U.S. Bank National Association,
as Trustee

60 Livingston Avenue
St. Paul, Minnesota 55107

Re:                               Diamond Jo Worth, LLC and Diamond Jo Worth Corp. (the “Issuers”)
Additional Contract Certificate dated [                        ], relating to
[Name of contract] dated [                              ] (the “Contract”)
between Diamond Jo Worth, LLC and Diamond Jo Worth Corp.
and [Name of Contractor] (“Contractor”)

Ladies and Gentlemen:

The undersigned (the “Architect”) hereby certifies as follows:

1.             The Architect has reviewed the above referenced Additional Contract Certificate and the Cash Collateral and Disbursement Agreement, dated as of July 19, 2005 (the “Agreement”), to which the Issuers are parties to the extent necessary to understand the defined terms contained herein and in the Additional Contract Certificate that are incorporated by reference from the Agreement, and to provide the certification contained herein.

2.             The Architect hereby certifies and confirms to the best of its knowledge and belief based on its review of the above referenced Additional Contract Certificate and the information provided by and on behalf of the Issuers and the Contractor with respect to the Plans prepared by the Architect the accuracy of the certifications in paragraphs 1 and 2 of the above-referenced Additional Contract Certificate.

The foregoing representations and certifications are true and correct and the Disbursement Agent is entitled to rely on the foregoing in authorizing the Contract.

[signature page follows]

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

Kittrell Garlock and Associates, AIA, Ltd.,
as Architect

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT AGREEMENT

EXHIBIT G

Form of Consent to Collateral Assignment of Contract

THIS CONTRACTING PARTY’S CONSENT TO COLLATERAL ASSIGNMENT OF CONTRACT (the “Consent”) is made as of                         ,         , by                                                                       (“Contracting Party”), whose address is                                                       , for the benefit of U.S. Bank National Association, having an office at 60 Livingston Avenue, St. Paul, Minnesota 55107, as trustee for the benefit of the holders of the Notes (the “Trustee”).

RECITALS

A.            Notes.  Pursuant to that certain Indenture, dated as of July 19, 2005 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), by and between Diamond Jo Worth, LLC, a Delaware limited liability company (the “Company”), and Diamond Jo Worth Corp., a Delaware corporation (“DJW Corp.” and, together with the Company, the “Issuers”), and the Trustee, as trustee, the Issuers have issued Forty Million Dollars ($40,00,000) in aggregate principal amount of their 11% Senior Secured Notes due 2012 (the “Original Notes” and, together with any additional Notes issued under the Indenture and any new notes issued in exchange for the Original Notes or such additional Notes, the “Notes”).  All defined terms used and not otherwise defined herein shall have the respective meanings given in the Indenture.  The proceeds of the Notes, minus certain Debt Financing Costs, have been deposited into certain collateral accounts pursuant to a Cash Collateral and Disbursement Agreement (the “Disbursement Agreement”) of even date with the Indenture among U.S. Bank National Association, as disbursement agent (the “Disbursement Agent”), the Trustee and the Issuers.

B.            Security.  The Issuers must use the proceeds of the Notes disbursed pursuant to the Disbursement Agreement for the construction of the Facility (as defined in the Disbursement Agreement).  Contracting Party and the Issuers are parties to that certain [name of contract] dated as of                             ,          (the “Contract”) relating to the design, development, construction, equipping and/or operation of the Facility.  The Issuers have executed a Collateral Assignment dated of even date with the Indenture (as amended, supplemented or otherwise modified from time to time, the “Collateral Assignment”), in favor of the Trustee, collaterally assigning all of the Issuers’ right, title and interest in and to, among other things, the Contract, in order to secure the obligations of the Issuers under, among other documents, the Notes and the Indenture (the “Obligations”).

CONSENT

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Contracting Party agrees as follows:

1.             Consent to Assignment.  Pursuant to the Contract, Contracting Party has performed or supplied, or agreed to perform or supply, certain services, materials or documents in connection with the Facility.  Contracting Party hereby consents to the assignment thereof by the Issuers to the Trustee as provided in the Collateral Assignment and this Consent.

2.             Issuers’ Default under Contract.  If the Issuers default under the Contract, before exercising any remedy, Contracting Party shall deliver to the Trustee at its address set forth above (or such other address provided thereby in writing to the Company and Contracting Party), by registered or certified mail, postage prepaid, return receipt requested, written notice of such default, specifying the nature of the default and the steps necessary to cure the same, and clearly marked as a notice of default pursuant to this Paragraph 2.  If the Issuers fail to cure the default within the time permitted under the Contract, then the Trustee shall have an additional thirty (30) days after the expiration of the time permitted under the Contract (but in no event less than an additional thirty (30) days after the receipt by the Trustee of said notice from Contracting Party) within which the Trustee shall have the right, but not the obligation, to cure such default; provided, however, that, with respect to payment defaults only, the Trustee shall have thirty (30) days from receipt of notice of such default within which the Trustee shall have the right, but not the obligation, to cure such default.  Contracting Party’s delivery of such a notice of default to the Trustee and the Trustee’s failure to cure the same within the applicable period shall be conditions precedent to the exercise of any right or remedy of Contracting Party arising by reason of such payment default, except that Contracting Party shall not be required to continue performance under the Contract during such additional cure period granted to the Trustee, unless and until the Trustee agrees to pay Contracting Party for the work, labor and materials rendered on or supplied to the Facility during such additional period.  Notwithstanding anything to the contrary, nothing herein shall alter any provisions in the Contract permitting Contracting Party to suspend its performance under the Contract during the continuance of a default under the Contract.

3.             Certificate of Default Status.  Upon the written request of the Trustee, at any time and from time to time, Contracting Party shall furnish to the Trustee and the Company, within five (5) days of receipt of such request, a certificate stating whether, as of such request receipt date, the Issuers are in default on the Contract and, if so, the nature of the default and the steps necessary to cure the same.  Such certificate shall not constitute a written notice of default pursuant to Paragraph 2 hereof unless clearly marked as such.

4.             Issuers’ Default under Obligations.  If the Trustee gives written notice to Contracting Party that the Issuers have defaulted under the Obligations and does not request that Contracting Party cease its performance under the Contract, Contracting Party shall thereafter perform for the Trustee under the Contract in accordance with its terms, so long as Contracting Party shall be paid pursuant to the Contract for all work, labor and materials rendered or supplied thereunder, including payment of any sums due to Contracting Party for work performed or materials supplied up to and including the date of the Issuers’ default.

5.             Performance for the Trustee.  If the Trustee (a) cures any default by the Issuers pursuant to Paragraph 2 above, (b) gives written notice to Contracting Party and the Issuers that the Issuers have defaulted under the Security Documents pursuant to Paragraph 4 above, (c) becomes the owner of the Property, (d) undertakes to complete or cause completion of the construction of the Facility pursuant to its rights under the Security Documents, or (e) following a Default or an Event of Default under (and as defined in) either the Indenture or the Cash Collateral and Disbursement Agreement, otherwise requires the performance of Contracting Party’s obligations under the Contract or the use of any plans and specifications, drawings, surveys or other materials or documents previously prepared or provided by Contracting Party pursuant to the Contract, then in any such event, so long as Contracting Party has received and continues to receive the compensation required under the Contract related thereto, the Trustee shall have the right to obtain performance from Contracting Party of all of its obligations under the Contract, and to use all such plans and specifications, drawings, surveys and other materials and documents, and the ideas, designs and concepts contained therein, in connection with the completion of the Facility, without the payment of any additional fees or charges to Contracting Party.

6.             Amendments and Change Orders.  Contracting Party agrees that it will not modify, amend, supplement or in any way join in the release or discharge of Contracting Party’s obligations under the Contract unless (a) such change is consented to by the Issuers (or is otherwise permitted by the Contract), and (b) such change is otherwise expressly permitted by the Disbursement Agreement, and Contracting Party agrees that it will not perform any work pursuant to any change order, amendment or directive unless the same is issued and executed in accordance with the foregoing and the terms and conditions of the Contract.

7.             List of Subcontracting Parties.  Upon the entering into a subcontract relating to the rendering of work, Contracting Party shall furnish to the Trustee a current list of all Persons with whom Contracting Party has entered into subcontracts or other agreements related to the rendering of work, labor or materials under the Contract, together with a statement as to the status of each such subcontract or agreement, and the respective amounts, if any, owed by Contracting Party related thereto.

8.             Compliance with Laws.  Contracting Party shall comply with, and shall report to the Trustee any failure known to the Contracting Party of the Issuers, the Facility or any Person or entity furnishing materials or services in connection with the construction of the Facility to comply, with all applicable laws, ordinances, regulations and governmental requirements relating to the construction of the Facility.

9.             Contracting Party’s Records.  Contracting Party shall promptly submit to the Trustee such payroll vouchers, receipts, lien releases and waivers, progress surveys, inspection reports and other documents and papers relating to construction of the Facility required by the Trustee to protect the priority of the security interests created by the Security Documents in favor of the Trustee on the Property or to verify compliance with the provisions of this Consent and the Cash Collateral and Disbursement Agreement.

10.           Security of Property and Equipment.  Contracting Party agrees to cooperate with the Issuers and the Trustee in preserving their respective ownership and security interests in all personal property relating to the Facility, including without limitation building materials, machinery and appliances acquired by Contracting Party with the proceeds of the Notes and held or stockpiled on or off the site of the Property for incorporation into or use in connection with the Facility.

11.           Representations.  Contracting Party represents to the Trustee that (a) it is duly licensed to conduct its business in the jurisdiction contemplated by the Contract, and will at all times maintain its license in full force and effect throughout the term thereof, (b) the Contract has not been amended, modified or supplemented except as set forth therein, (c) the Contract constitutes a valid and binding obligation of Contracting Party and is enforceable against Contracting Party in accordance with its terms, (d) there have been no prior assignments of the Contract, and (e) all covenants, conditions and agreements of the Issuers and Contracting Party contained in the Contract have been performed as required therein, except for those that are not due to be performed until after the date hereof.

12.           Application of Funds.  Nothing herein imposes or shall be construed to impose upon the Trustee any duty to direct the application of any proceeds of the Notes, and Contracting Party acknowledges that the Trustee is not obligated to Contracting Party or any of its subcontracting parties, materialmen, suppliers or laborers.

13.           Acknowledgment of Inducement.  Contracting Party is executing this Consent to induce the purchasers of the Notes to purchase the Notes.  Contracting Party understands that the purchasers of the Notes would not advance such funds and make such purchases but for Contracting Party’s execution and delivery hereof.

14.           Irrevocability.  The provisions hereof shall be irrevocable and remain in full force and effect until the Issuers have fully paid and performed all of the Obligations.

15.           Notices.  Except for notices sent pursuant to Paragraph 2 above, any notices to the Trustee hereunder shall be sent to its address set forth above, by U.S. Mail, postage prepaid.

16.           Governing Law.  This Consent shall be governed by the laws of the State of New York.

[signature page follows]

IN WITNESS WHEREOF, Contracting Party has executed this Consent as of the date first above written.

CONTRACTING PARTY:

By:
Name:
Title:

CASH COLLATERAL AND DISBURSEMENT ACCOUNT

EXHIBIT H

Form of Pro Forma Title Policy

See attached.

CASH COLLATERAL AND DISBURSEMENT ACCOUNT

EXHIBIT I

Property Legal Description

See attached.